UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06292

UBS Investment Trust

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2009

Item 1. Reports to Stockholders.

UBS U.S. Allocation Fund
Annual Report
August 31, 2009

UBS U.S. Allocation Fund

October 15, 2009

Dear shareholder,
We present you with the annual report for UBS U.S. Allocation Fund (the “Fund”) for the 12 months ended August 31, 2009.

Performance
Over the 12 months ended August 31, 2009, the Fund’s Class A shares declined 17.49% before deducting the maximum sales charge; after deducting the maximum sales charge, the decline was 22.03%. During the same period, the Fund’s benchmark, the S&P 500 Index, which tracks large cap US equities, declined 18.25%. Since the Fund invests in both stocks and bonds, we feel it is appropriate to also compare its performance to the UBS U.S. Allocation Fund Index,** which declined 9.37%. (Returns for all share classes over various time periods and descriptions of the indices are shown in “Performance at a glance” on pages 8 and 9; please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.)
UBS U.S. Allocation Fund

Investment goal:
Total return, consisting of
long-term capital appreciation
and current income

Portfolio Managers:
Portfolio Management
Team, including
Curt Custard*
UBS Global Asset
Management (Americas) Inc.

Commencement:
Class A—May 10, 1993
Class B—January 30, 1996
Class C—July 22, 1992
Class Y—May 10, 1993

Dividend payments:
Annually, if any

*	Effective April 30, 2009, Curt Custard, a Managing Director and head of Global Investment Solutions at UBS Global Asset Management, became primarily responsible for the day-to-day portfolio management of the Fund, replacing Edwin Denson.

**	The UBS U.S. Allocation Fund Index is an unmanaged index compiled by the advisor, constructed as follows: from July 22, 1992 (the Fund’s inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate index), and 5% Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index), 5% Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

UBS U.S. Allocation Fund

An interview with Lead Portfolio Manager Curt Custard
Q.	Can you describe the economic environment during the reporting period?
A.	The 12-month reporting period was marked by some of the most challenging economic and market conditions in a generation. The bursting of the housing bubble, a severe credit crunch, lower business and consumer spending and surging unemployment caused the US economy to weaken significantly, with US gross domestic product declining in each quarter of the reporting period. As the reporting period ended, however, signs of recovery were seen to be emerging, and it appears that the financial markets have largely stabilized following the extreme turmoil of 2008.

Q.	How did the Federal Reserve Board (the “Fed”) react in this economic environment?
A.	Both the Fed and US Treasury Department were extremely active given the magnitude of the economic decline and the turmoil in the financial markets. In addition to flooding the financial system with billions of dollars since the recession began in December 2007, the Fed and Treasury were actively involved in the acquisition and mergers of several storied financial institutions. The Treasury also oversaw the $700 billion Troubled Asset Relief Program (“TARP”) and introduced the Public-Private Partnership Investment Program (PPIP), the latter of which is seeking to facilitate the purchase of $40 billion of toxic mortgage assets from bank balance sheets. The Obama administration has made the revival of the economy a leading priority with a $787 billion stimulus package.

To bolster the economy, the Fed reduced the fed funds rate on several occasions during the reporting period. (The Federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) When the period began, the fed funds rate was 2.00%, and the Fed was holding rates steady, citing inflationary pressures on the back of soaring oil and food prices. However, with the global financial crisis rapidly escalating and oil prices falling sharply, the Fed moved into action in October 2008. The Fed first lowered rates on October 8, as the Fed joined several other central banks from around the world in a coordinated interest rate cut. This was followed by another rate reduction at the Fed’s regularly scheduled meeting on October 29. Together, these cuts brought the federal funds rate to 1.00%.

During its meeting on December 16, 2008, the Fed aggressively cut the fed funds rate to a range of 0.00% to 0.25%—a record low. The Fed has since maintained this rate as it evaluates incoming economic data. In conjunction with its August 2009 meeting, the Fed said, “Conditions

UBS U.S. Allocation Fund

in financial markets have improved further in recent weeks... Although economic activity is likely to remain weak for a time, the Committee continues to anticipate that policy actions to stabilize financial markets and institutions, fiscal and monetary stimulus, and market forces will contribute to a gradual resumption of sustainable economic growth in a context of price stability.”

Q.	How did the stock market perform during the reporting period?
A.	After generating extremely poor results during the first six months of the reporting period, the US stock market, as measured by the S&P 500 Index (the “Index”), generated strong results during the second half of the reporting period. There was no shortage of catalysts causing stocks to perform poorly from September 2008 through February 2009. They included the rapidly weakening global economy, turmoil in the financial markets, frozen credit conditions, a lack of liquidity and plunging corporate profits.

However, after reaching a 12-year low on March 9, 2009, stock prices in the US sharply rallied given expectations that the worst of the global recession may be behind us. From their March low through August 31, 2009, US stocks gained approximately 50%. However, this gain was not enough to overcome the stock market’s earlier weakness, as the S&P 500 Index was down 18.25% during the 12 months ended August 31, 2009.

Q.	How did the bond market perform during the reporting period?
A.	The US bond market as a whole generated positive results during the 12-month reporting period. After a lengthy period of heightened risk aversion, investors were gradually drawn to lower-quality, non-Treasury securities. This was prompted by signs that the US government’s aggressive initiatives to stabilize the financial markets were succeeding, and also due to optimism that positive economic growth would return later in 2009. In particular, lower-rated securities generated exceptional returns during the second half of the reporting period. Overall, during the 12 months ended August 31, 2009, the overall US bond market, as measured by the Barclays Capital US Aggregate Index, returned 7.94%.*

*	The Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index) covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered adjustable-rate mortgage securities. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), and commercial mortgage-backed security sectors. US Agency Hybrid Adjustable-Rate Mortgage (ARM) securities were added to the US Aggregate Index on April 1, 2007.

UBS U.S. Allocation Fund

Q.	How was the Fund allocated at the end of the reporting period?
A.	During the 12 months ended August 31, 2009, we maintained an overweight to stocks versus the UBS U.S. Allocation Fund Index. Over the same period, we held a relative underweight exposure to investment grade US bonds. This positioning detracted from results as stocks underperformed bonds during the reporting period. We reduced the Fund’s overweight to the strong-performing high yield bond sector to a neutral weighting at the end of the period.

We chose to lower the Fund’s allocation to high yield bonds during the reporting period as their spreads narrowed from their historically wide levels in 2008, and they significantly outperformed both the investment grade bond and the stock markets. (Spread is the difference between the yield paid on US Treasury bonds and higher-risk securities.) We used those proceeds to increase our exposure to investment grade bonds, as we found them to be more attractively valued.

At the end of the reporting period, the Fund was overweight to equities, had a neutral weighting to high yield debt and underweight to US investment grade bonds in relation to the target allocation of the UBS U.S. Allocation Fund Index.

Q.	Which equity strategies performed well during the reporting period, and which areas produced disappointing results?
A.	During the reporting period, sector positioning detracted from the Fund’s performance. This was somewhat offset by strong stock selection. From a sector allocation perspective, an underweight to consumer staples and overweight to the financials and energy sectors were the largest detractors from relative performance. Conversely, an overweight to consumer discretionary and underweight to materials stocks positively impacted the Fund’s performance.

In terms of stock selection, the Fund’s best relative results were in the information technology, health care and financials sectors. In contrast, security selection in the telecommunication services, consumer discretionary and industrials sectors detracted the most from results. Looking at individual stocks, some of the largest contributors to the Fund’s performance were its holdings of Marvell Technology Group, Apple, Inc. and VMware, Inc. On the downside, the Fund’s holdings of AFLAC, Inc., Sprint Nextel Corp. and Halliburton Co. were a drag on performance.

UBS U.S. Allocation Fund

Q.	How did you manage the Fund’s fixed income exposure during the reporting period?
A.	During the reporting period, the Fund’s underweight to US Treasuries was a positive for performance. Our analysis indicated that Treasuries were overvalued, and we held an underweight position throughout the reporting period. This contributed to relative results, as the spread sectors rallied during the second half of the reporting period and outperformed Treasuries during the 12-month period as a whole.

From an asset allocation perspective, the Fund’s overweight to high yield debt benefited performance. As risky assets outperformed, high yield debt rallied significantly during the reporting period. While issue selection within high yield bonds detracted from performance, the Fund’s overweight positioning in the high yield sector helped Fund performance overall. In addition, security selection within the sector lagged the benchmark due to conservative positioning. As high yield spreads—the difference between the yields paid on these securities versus those paid on US Treasuries—narrowed, riskier issues outperformed during the reporting period.

Q.	What is your outlook for the economy?
A.	Overall, it appears that many of the stimulus plans created by policy makers at the US Treasury Department and the Fed are having their intended effect—increasing liquidity within the financial system and providing credit to consumers and businesses. While the US economy continues to feel the pain of the recession, a few indicators, including the housing market, manufacturing and consumer confidence, have begun to show improvements. Although the unemployment rate is at a 26-year high, the pace of job losses on a monthly basis has decreased after reaching extremely high levels earlier in the year.

Equity markets have rallied in response to the improving economic news, and we expect to continue to position the Fund for an ongoing recovery in this area. From a fixed income perspective, we expect the rally in lower-quality assets to persist, given stabilization in the financial markets, but believe that volatility will remain high as the effects of the stimulus-fueled rally fade.

UBS U.S. Allocation Fund

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
UBS U.S. Allocation Fund
Head—Americas
UBS Global Asset Management (Americas) Inc.

Curt Custard
Lead Portfolio Manager
UBS U.S. Allocation Fund
Head of Global Investment Solutions
 UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended August 31, 2009. The views and opinions in the letter were current as of October 15, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*	Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your Financial Advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS U.S. Allocation Fund

Comparison of change in value of a $10,000 investment in the Class C shares of the UBS U.S. Allocation Fund, the S&P 500 Index(1) and the U.S. Allocation Fund Index(2) from August 31, 1999 through August 31, 2009 (unaudited)

The graph depicts the performance of UBS U.S. Allocation Fund Class C shares versus the S&P 500 Index and the UBS U.S. Allocation Fund Index over the 10 years ended August 31, 2009. The performance of the other share classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results assume reinvestment of all dividend and capital gain distributions at net asset value on the ex-dividend dates. It is important to note that the Fund is a professionally managed portfolio, while the Indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

(1)	The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

(2)	The UBS U.S. Allocation Fund Index is an unmanaged index compiled by the advisor, constructed as follows: from July 22, 1992 (the Fund’s inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate index), and 5% Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index), 5% Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

UBS U.S. Allocation Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended 08/31/09

		1 year	5 years	10 years

	Class A(1)	(17.49)%	0.10%	(0.50)%

Before deducting maximum sales charge	Class B(2)	(18.27)	(0.77)	(0.96	)(5)

	Class C(3)	(18.10)	(0.64)	(1.24)

	Class Y(4)	(17.16)	0.46	(0.16)

	Class A(1)	(22.03)	(1.03)	(1.06)

After deducting maximum sales charge	Class B(2)	(22.29)	(1.15)	(0.96	)(5)

	Class C(3)	(18.90)	(0.64)	(1.24)

S&P 500 Index(6)		(18.25)	0.49	(0.79)

UBS U.S. Allocation Fund Index(7)		(9.37)	2.70	0.41

Lipper Flexible Portfolio Funds median(8)		(8.00)	3.66	3.60

For most recent quarter-end performance, please refer to the “Average annual total return” table on page 9.
(1)	Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.
(2)	Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.
(3)	Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.
(4)	The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.
(5)	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
(6)	The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.
(7)	The UBS U.S. Allocation Fund Index is an unmanaged index compiled by the advisor, constructed as follows: from July 22, 1992 (the Fund’s inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate index), and 5% Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index), 5% Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.
(8)	Lipper peer group data calculated by Lipper Inc; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.
If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com

UBS U.S. Allocation Fund

Performance at a glance (unaudited) (concluded)

Average annual total returns for periods ended 09/30/09
		1 year	5 years	10 years

	Class A(1)	(5.18)%	0.72%	0.22%

Before deducting maximum sales charge	Class B(2)	(6.07)	(0.17)	(0.24	)(5)

	Class C(3)	(5.86)	(0.03)	(0.52)

	Class Y(4)	(4.77)	1.08	0.56

	Class A(1)	(10.37)	(0.42)	(0.34)

After deducting maximum sales charge	Class B(2)	(10.69)	(0.55)	(0.24	)(5)

	Class C(3)	(6.78)	(0.03)	(0.52)

(1)	Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(2)	Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(3)	Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(4)	The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(5)	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com.

UBS U.S. Allocation Fund

Understanding your Fund’s expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2009 to August 31, 2009.

Actual expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

UBS U.S. Allocation Fund

Understanding your Fund’s expenses (unaudited) (concluded)

				Expenses paid	Expense
		Beginning	Ending	during period(1)	ratio
		account value	account value	03/01/09 to	during the
		March 1, 2009	August 31, 2009	08/31/09	period

Class A	Actual	$1,000.00	$1,389.00	$6.14	1.02%

	Hypothetical
	(5% annual return
	before expenses)	1,000.00	1,020.06	5.19	1.02%

Class B	Actual	1,000.00	1,383.30	11.35	1.89%

	Hypothetical
	(5% annual return
	before expenses)	1,000.00	1,015.68	9.60	1.89%

Class C	Actual	1,000.00	1,384.30	10.70	1.78%

	Hypothetical
	(5% annual return
	before expenses)	1,000.00	1,016.23	9.05	1.78%

Class Y	Actual	1,000.00	1,392.10	3.86	0.64%

	Hypothetical
	(5% annual return
	before expenses)	1,000.00	1,021.98	3.26	0.64%

(1)	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

UBS U.S. Allocation Fund

Portfolio statistics (unaudited)

Characteristics	08/31/09		02/28/09		08/31/08

Net assets (mm)	$354.4		$287.9		$546.7

Number of securities	555		490		483

Portfolio composition(1)	08/31/09		02/28/09		08/31/08

Stocks	69.5%		66.2%		73.6%

Bonds	21.9		26.2		22.4

Futures, options and swap contracts	0.6		(3.3)		(0.3)

Cash equivalents and
other assets less liabilities	8.0		10.9		4.3

Total	100.0%		100.0%		100.0%

Top five equity sectors(1)	08/31/09		02/28/09		08/31/08

Information		Information
technology	13.2%	technology	13.0%	Health care	12.6%

Health care	10.7	Health care	11.5	Financials	12.2

		Consumer		Information
Industrials	9.2	discretionary	9.1	technology	12.1

				Consumer
Financials	9.1	Energy	7.9	discretionary	10.8

Energy	8.8	Industrials	7.6	Industrials	10.7

Total	51.0%		49.1%		58.4%

Top ten equity securities(1)	08/31/09		02/28/09		08/31/08

Apple, Inc.	1.9%	Intel Corp.	2.1%	Intel Corp.	2.2%

JPMorgan Chase & Co.	1.7	Apple, Inc.	1.9	Wyeth	1.8

Covidien PLC	1.6	Allergan, Inc.	1.6	Wells Fargo & Co.	1.8

Microsoft Corp.	1.5	PepsiCo, Inc.	1.6	General Electric Co.	1.7

		Comcast Corp.,
Pfizer, Inc.	1.4	Class A	1.6	Halliburton Co.	1.5

				Comcast Corp.,
The Procter & Gamble Co.	1.3	Wyeth	1.4	Class A	1.5

Comcast Corp.	1.3	Exelon Corp.	1.4	Citigroup, Inc.	1.4

Chevron Corp.	1.2	Microsoft Corp.	1.4	Baker Hughes, Inc.	1.4

FedEx Corp.	1.2	Illinois Tool Works, Inc.	1.2	Microsoft Corp.	1.4

		Medco Health
General Dynamics Corp.	1.2	Solutions, Inc.	1.1	Genzyme Corp.	1.4

Total	14.3%		15.3%		16.1%

(1)	Weightings represent percentages of the Fund’s net assets as of the dates indicated.

UBS U.S. Allocation Fund

Portfolio statistics (unaudited) (continued)

Long-term fixed income
sector allocation(1)	08/31/09	02/28/09	08/31/08

Mortgage & agency
debt securities	8.3%	10.3%	9.5%

US government obligations	6.2	3.6	4.2

Corporate bonds	6.2	10.4	6.7

Commercial
mortgage-backed
securities	1.0	1.3	1.6

Asset-backed securities	0.2	0.6	0.3

Collateralized
debt obligation	—	—	0.1

Total	21.9%	26.2%	22.4%

(1)	Weightings represent percentages of the Fund’s net assets as of the dates indicated.

UBS U.S. Allocation Fund

Portfolio statistics (unaudited) (concluded)

Top ten fixed
income securities(1)	08/31/09		02/28/09		08/31/08

		FHLMC Certificates,
US Treasury Notes,		5.500%		FNMA Certificates
2.625% due 07/31/14	1.8%	due 05/01/37	1.0%	TBA, 5.500%	1.2%

		US Treasury Notes,		US Treasury Inflation
US Treasury Notes,		0.875%		Index Notes, 2.000%
1.000% due 07/31/11	1.3	due 01/31/11	0.9	due 01/15/16	1.0

		US Treasury Bonds,		US Treasury Notes,
US Treasury Bonds,		4.500%		4.625%
4.250% due 05/15/39	1.0	due 05/15/38	0.8	due 02/15/17	0.9

		GNMA Certificates II,
US Treasury Notes,		6.000%		FNMA Certificates
0.875% due 05/31/11	0.9	due 02/20/34	0.8	TBA, 6.000%	0.6

		FNMA Certificates,		US Treasury Inflation
FHLMC Certificates,		3.500%		Index Notes, 2.375%
5.500% due 05/01/37	0.8	due 04/28/11	0.7	due 04/15/11	0.6

		FHLMC Certificates,		FHLMC Certificates,
FNMA Certificates,		5.500%		5.500%
3.000% due 09/16/14	0.7	due 03/01/37	0.7	due 05/01/37	0.6

		FHLMC Certificates		US Treasury Bonds,
US Treasury Bonds,		ARM, 5.354%		5.375%
8.750% due 08/15/20	0.6	due 03/01/37	0.7	due 02/15/31	0.5

		FNMA Certificates,		US Treasury Bonds,
GNMA Certificates II,		2.875%		4.750%
6.000% due 02/20/34	0.6	due 12/11/13	0.6	due 02/15/37	0.5

		US Treasury Inflation		FNMA REMIC,
		Index Notes,		Series 2004-W1,
FHLMC Certificates ARM,		1.375%		Class 3A, 5.855%
5.356% due 03/01/37	0.5	due 07/15/18	0.6	due 01/25/43	0.5

		US Treasury Inflation		GNMA Certificates II,
FHLMC Certificates,		Index Notes, 0.875%		6.000%
5.500% due 03/01/37	0.5	due 04/15/10	0.6	due 02/20/34	0.4

Total	8.7%		7.4%		6.8%

(1)	Weightings represent percentages of the Fund’s net assets as of the dates indicated.

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009
Common stocks—69.50%

Security description	Shares	Value

Aerospace & defense—1.60%
Aerovironment, Inc.(1),*	13,800	$388,194

BE Aerospace, Inc.(1),*	28,700	491,631

General Dynamics Corp.	70,400	4,166,976

Hexcel Corp.(1),*	20,000	217,600

United Technologies Corp.	6,900	409,584

		5,673,985

Air freight & logistics—1.28%
Dynamex, Inc.*	11,000	180,510

Expeditors International of Washington, Inc.	5,800	189,428

FedEx Corp.(1)	60,900	4,184,439

		4,554,377

Airlines—0.39%
Southwest Airlines Co.	168,900	1,381,602

Auto components—0.79%
BorgWarner, Inc.(1)	46,600	1,382,622

Johnson Controls, Inc.(1)	57,000	1,411,890

		2,794,512

Beverages—1.17%
Boston Beer Co., Inc., Class A(1),*	3,500	139,125

PepsiCo, Inc.	70,900	4,017,903

		4,157,028

Biotechnology—1.42%
Amgen, Inc.*	44,000	2,628,560

Genzyme Corp.*	43,000	2,395,530

		5,024,090

Building products—0.09%
Trex Co., Inc.(1),*	16,100	306,061

Capital markets—1.84%
Apollo Investment Corp.(1)	31,505	291,736

BlackRock, Inc.(1)	3,100	618,667

Lazard Ltd., Class A(1)	5,100	198,237

Security description	Shares	Value

Capital markets—(concluded)
Morgan Stanley	78,550	$2,274,808

Och-Ziff Capital Management Group, Class A(1)	33,600	335,328

The Bank of New York Mellon Corp.	94,400	2,795,184

		6,513,960

Chemicals—1.32%
Cytec Industries, Inc.(1)	11,300	326,457

Monsanto Co.	41,100	3,447,468

Praxair, Inc.	11,900	911,778

		4,685,703

Commercial banks—1.47%
Bank of Hawaii Corp.(1)	4,800	189,360

City National Corp.(1)	23,200	916,400

Cullen/Frost Bankers, Inc.(1)	2,600	128,128

Wells Fargo & Co.	135,900	3,739,968

Zions Bancorp.(1)	12,800	226,176

		5,200,032

Commercial services & supplies—0.12%
Innerworkings, Inc.(1),*	37,600	215,824

Interface, Inc., Class A	32,500	214,825

		430,649

Communications equipment—1.00%
Cisco Systems, Inc.*	54,100	1,168,560

F5 Networks, Inc.*	6,400	220,736

Harris Corp.	8,300	288,259

Nortel Networks Corp.*	25,433	2,798

QUALCOMM, Inc.	31,500	1,462,230

Research In Motion Ltd. (RIM)*	5,700	416,442

		3,559,025

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009
Common stocks—(continued)

Security description	Shares	Value

Computers & peripherals—3.77%
Apple, Inc.*	40,800	$6,862,968

Hewlett-Packard Co.	90,200	4,049,078

Seagate Technology	176,400	2,443,140

		13,355,186

Consumer finance—0.59%
Discover Financial Services	151,625	2,084,844

Containers & packaging—0.11%
AptarGroup, Inc.(1)	11,600	398,808

Distributors—0.10%
LKQ Corp.*	20,100	348,936

Diversified consumer services—0.27%
Coinstar, Inc.(1),*	14,200	468,742

DeVry, Inc.	9,600	490,560

		959,302

Diversified financial services—2.90%
Bank of America Corp.	180,400	3,173,236

CME Group, Inc.	3,000	873,120

IntercontinentalExchange, Inc.*	3,800	356,440

JPMorgan Chase & Co.	134,800	5,858,408

		10,261,204

Diversified telecommunication services—0.85%
AT&T, Inc.	115,600	3,011,380

Electric utilities—2.69%
American Electric Power Co., Inc.	102,800	3,231,004

Exelon Corp.	82,700	4,136,654

FirstEnergy Corp.	33,900	1,529,907

Pepco Holdings, Inc.	43,300	620,489

		9,518,054

Electrical equipment—0.20%
A.O. Smith Corp.	8,500	323,425

Regal-Beloit Corp.(1)	8,600	390,956

		714,381

Security description	Shares	Value

Energy equipment & services—2.22%
Baker Hughes, Inc.	72,600	$2,501,070

GulfMark Offshore, Inc.(1),*	9,900	295,218

Halliburton Co.	94,400	2,238,224

Noble Corp.	39,700	1,390,691

Oil States International, Inc.(1),*	11,600	341,852

Schlumberger Ltd.	6,100	342,820

TETRA Technologies, Inc.(1),*	36,800	324,576

Weatherford International Ltd.(1),*	22,000	438,900

		7,873,351

Food & staples retailing—0.38%
Sysco Corp.	53,200	1,356,068

Food products—0.29%
Fresh Del Monte Produce, Inc.*	16,200	370,980

Kellogg Co.	14,100	663,969

		1,034,949

Gas utilities—0.21%
AGL Resources, Inc.	10,600	356,054

EQT Corp.	10,100	400,667

		756,721

Health care equipment & supplies—3.77%
Alcon, Inc.	8,000	1,035,760

AngioDynamics, Inc.(1),*	27,000	349,650

Baxter International, Inc.(1)	6,400	364,288

Becton, Dickinson & Co.	5,500	382,910

CONMED Corp.(1),*	13,900	247,837

Covidien PLC	140,800	5,571,456

Hill-Rom Holdings, Inc.(1)	11,700	239,733

Integra LifeSciences Holdings*	11,300	381,827

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009
Common stocks—(continued)

Security description	Shares	Value

Health care equipment & supplies—(concluded)
Medtronic, Inc.	77,300	$2,960,590

The Cooper Cos., Inc.(1)	8,000	218,560

Zimmer Holdings, Inc.*	34,000	1,609,900

		13,362,511

Health care providers & services—2.04%
DaVita, Inc.*	12,800	661,888

Express Scripts, Inc.*	11,100	801,642

Henry Schein, Inc.(1),*	4,200	222,516

Laboratory Corp. of America Holdings(1),*	6,700	467,593

Medco Health Solutions, Inc.*	47,700	2,633,994

Patterson Cos., Inc.(1),*	12,700	345,821

PSS World Medical, Inc.(1),*	15,500	316,820

UnitedHealth Group, Inc.	63,100	1,766,800

		7,217,074

Hotels, restaurants & leisure—1.44%
Carnival Corp.	91,200	2,667,600

International Game Technology(1)	49,700	1,039,724

Life Time Fitness, Inc.*	9,800	304,976

McCormick & Schmick’s Seafood Restaurants, Inc.*	23,100	203,511

McDonald’s Corp.	16,000	899,840

		5,115,651

Household durables—0.82%
Fortune Brands, Inc.	73,400	2,922,054

Household products—1.50%
Colgate-Palmolive Co.	8,900	647,030

The Procter & Gamble Co.	86,000	4,653,460

		5,300,490

Security description	Shares	Value

Independent power producers & energy traders—0.08%
Dynegy, Inc., Class A*	147,000	$279,300

Industrial conglomerates—0.74%
General Electric Co.	189,600	2,635,440

Insurance—2.13%
ACE Ltd.	35,600	1,857,608

AFLAC, Inc.	47,500	1,929,450

Principal Financial Group, Inc.	98,700	2,803,080

Seabright Insurance Holdings*	29,200	292,292

Tower Group, Inc.(1)	10,000	239,900

Validus Holdings Ltd.(1)	16,600	425,956

		7,548,286

Internet & catalog retail—0.54%
Amazon.com, Inc.(1),*	13,800	1,120,422

PetMed Express, Inc.(1)	13,200	238,788

Priceline.com, Inc.(1),*	3,500	538,930

		1,898,140

Internet software & services—0.75%
Art Technology Group, Inc.*	82,700	334,108

Dice Holdings, Inc.*	1,800	10,530

Google, Inc., Class A*	3,600	1,662,012

Omniture, Inc.(1),*	15,500	221,805

TheStreet.com, Inc.(1)	39,600	100,980

ValueClick, Inc.(1),*	30,700	314,675

		2,644,110

IT services—0.92%
MasterCard, Inc., Class A(1)	6,700	1,357,621

NeuStar, Inc., Class A*	6,700	155,306

RightNow Technologies, Inc.*	13,300	167,314

Visa, Inc., Class A(1)	22,000	1,564,200

		3,244,441

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009
Common stocks—(continued)

Security description	Shares	Value

Life sciences tools & services—0.38%
Bio-Rad Laboratories, Inc., Class A*	2,100	$181,146

Millipore Corp.*	17,700	1,172,271

		1,353,417

Machinery—2.80%
Illinois Tool Works, Inc.	85,700	3,583,974

Nordson Corp.(1)	7,100	380,418

PACCAR, Inc.(1)	96,200	3,479,554

Pall Corp.	69,200	2,057,316

Parker Hannifin Corp.(1)	8,600	418,476

		9,919,738

Media—3.22%
Cinemark Holdings, Inc.	21,400	214,856

Comcast Corp., Class A	291,600	4,467,312

Interpublic Group of Cos., Inc.*	289,600	1,821,584

Omnicom Group, Inc.(1)	65,700	2,386,224

Time Warner Cable, Inc.	10,000	369,200

Viacom, Inc., Class B*	86,000	2,153,440

		11,412,616

Metals & mining—0.10%
Brush Engineered Materials, Inc.*	15,200	337,136

Multi-utilities—0.22%
Sempra Energy	15,600	782,652

Office electronics—0.08%
Zebra Technologies Corp. Class A(1),*	11,400	284,886

Oil, gas & consumable fuels—6.53%
Alpha Natural Resources, Inc.(1),*	10,297	332,696

Anadarko Petroleum Corp.	51,100	2,701,657

Chevron Corp.	60,800	4,252,352

EOG Resources, Inc.	18,200	1,310,400

Hess Corp.	44,300	2,241,137

Security description	Shares	Value

Oil, gas & consumable fuels—(concluded)
Marathon Oil Corp.	77,100	$2,380,077

Peabody Energy Corp.	88,100	2,879,108

Southwestern Energy Co.*	20,500	755,630

Ultra Petroleum Corp.*	63,000	2,925,090

Williams Cos., Inc.	151,800	2,495,592

XTO Energy, Inc.	22,850	882,010

		23,155,749

Personal products—1.20%
Avon Products, Inc.	72,800	2,320,136

Estee Lauder Cos., Inc., Class A(1)	42,800	1,534,380

Prestige Brands Holdings, Inc.*	55,500	411,255

		4,265,771

Pharmaceuticals—3.09%
Allergan, Inc.(1)	71,500	3,998,280

Merck & Co., Inc.(1)	62,000	2,010,660

Pfizer, Inc.	297,000	4,959,900

		10,968,840

Real estate investment trusts (REITs)—0.10%
Digital Realty Trust, Inc.(1)	2,200	95,876

Entertainment Properties Trust(1)	8,700	272,832

		368,708

Road & rail—1.85%
Burlington Northern Santa Fe Corp.(1)	31,000	2,573,620

Kansas City Southern(1),*	19,400	463,660

Knight Transportation, Inc.(1)	17,400	286,926

Old Dominion Freight Line, Inc.*	11,400	407,892

Ryder System, Inc.(1)	45,100	1,713,800

Union Pacific Corp.	18,800	1,124,428

		6,570,326

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009
Common stocks—(concluded)

Security description	Shares	Value

Semiconductors & semiconductor equipment—2.54%
Broadcom Corp., Class A*	94,600	$2,691,370

Intersil Corp., Class A	70,700	1,046,360

KLA-Tencor Corp.(1)	48,500	1,513,200

Marvell Technology Group Ltd.(1),*	162,600	2,479,650

National Semiconductor Corp.(1)	65,500	993,635

ON Semiconductor Corp.*	35,800	288,906

		9,013,121

Software—4.13%
Adobe Systems, Inc.*	20,100	631,542

ANSYS, Inc.(1),*	4,700	165,158

Autodesk, Inc.*	61,900	1,450,317

Factset Research Systems, Inc.(1)	2,200	121,088

Intuit, Inc.*	46,600	1,294,082

Microsoft Corp.	210,300	5,183,895

NICE Systems Ltd., ADR*	8,500	238,170

Nuance Communications, Inc.(1),*	28,000	345,240

Oracle Corp.	29,900	653,913

Quest Software, Inc.*	13,700	225,913

Salesforce.com, Inc.(1),*	9,900	513,513

Solera Holdings, Inc.*	3,900	102,726

VMware, Inc., Class A(1),*	95,100	3,369,393

Websense, Inc.(1),*	21,500	325,940

		14,620,890

Specialty retail—0.58%
Abercrombie & Fitch Co., Class A(1)	5,800	187,282

Hibbett Sports, Inc.(1),*	16,800	295,176

Home Depot, Inc.	14,900	406,621

PetSmart, Inc.(1)	16,700	349,197

The Sherwin-Williams Co.(1)	13,400	806,680

		2,044,956

Security description	Shares	Value

Textiles, apparel & luxury goods—0.14%
Coach, Inc.(1)	9,900	$280,071

Movado Group, Inc.(1)	15,756	202,464

		482,535

Thrifts & mortgage finance—0.04%
WSFS Financial Corp.(1)	5,400	149,688

Trading companies & distributors—0.12%
Interline Brands, Inc.*	24,600	411,066

Wireless telecommunication services—0.58%
American Tower Corp., Class A*	14,900	471,585

Sprint Nextel Corp.(1),*	429,594	1,572,314

		2,043,899

Total common stocks
(cost—$251,019,961)		246,307,699

Preferred stocks—0.01%

Diversified financial services—0.01%
Preferred Blocker, Inc.(2),(3)	92	42,800

Media—0.00%
CMP Susquehanna Radio Holdings Corp.,
Series A(4),(5),(6),(7),*	2,332	23

Total preferred stocks
(cost—$18,273)		42,823

	Number of
	warrants

Warrant*—0.00%

Commercial banks—0.00%
CNB Capital Trust I, expires 03/23/19
(cost—$27)(4),(6)	2,665	27

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009

	Face
Security description	amount	Value

US government obligations—6.21%

US Treasury Bonds,
4.250%, due 05/15/39	$3,580,000	$3,619,717

8.125%, due 08/15/19	160,000	220,950

8.750%, due 08/15/20	1,520,000	2,201,150

US Treasury Inflation Index Notes (TIPS),
1.375%, due 07/15/18	579,983	561,677

US Treasury Notes,
0.875%, due 05/31/11(1)	3,230,000	3,233,156

1.000%, due 07/31/11	4,475,000	4,481,292

2.625%, due 07/31/14	6,205,000	6,278,684

3.125%, due 05/15/19(1)	1,115,000	1,088,519

3.625%, due 08/15/19	310,000	315,812

Total US government obligations (cost—$21,651,048)		22,000,957

Mortgage & agency debt securities—8.28%

Banc of America Funding Corp.,
Series 2006-H, Class B1,
5.951%, due 09/20/46(8)	2,370,748	76,338

Countrywide Alternative Loan Trust,
Series 2005-J2, Class 2A1,
7.500%, due 12/25/34	624,037	566,704

Federal Home Loan Bank Certificates,
1.750%, due 08/22/12	645,000	643,444

Federal Home Loan Mortgage Corporation Certificates,**
5.000%, due 09/01/38	652,719	671,104

5.000%, due 11/01/38	755,741	777,028

5.500%, due 03/01/37	1,617,127	1,687,529

5.500%, due 05/01/37	2,577,593	2,689,809

5.500%, due 07/01/38	790,996	825,387

5.500%, due 09/01/38	732,326	764,167

6.500%, due 08/01/28	890,280	958,912

Federal Home Loan Mortgage Corporation Certificates ARM,**
5.356%, due 03/01/37	1,686,474	1,768,065

Federal National Mortgage Association Certificates,**
2.875%, due 12/11/13	685,000	704,479

3.000%, due 09/16/14	2,480,000	2,519,209

4.500%, due 08/01/24	1,300,000	1,338,865

4.500%, due 04/01/39	864,616	870,510

5.000%, due 05/01/23	1,100,000	1,148,847

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009

	Face
Security description	amount	Value

Mortgage & agency debt securities—(concluded)

Federal National Mortgage Association Certificates,**—(concluded)
5.500%, due 07/01/33	$1,287,610	$1,348,696

5.500%, due 05/01/36	1,131,996	1,183,577

6.000%, due 06/01/33	10,768	11,567

6.000%, due 12/01/36	1,137,824	1,201,404

6.000%, due 08/01/37	250,832	264,534

6.000%, due 04/01/38	909,504	958,428

6.000%, due 06/01/38	927,485	977,375

6.500%, due 03/01/17	609,644	657,132

7.000%, due 08/01/32	930,431	1,020,941

7.500%, due 05/01/31	6,698	7,487

7.500%, due 02/01/33	12,875	14,355

First Horizon Mortgage Pass-Through Trust,
Series 2004-FL1, Class 1A1,
0.536%, due 02/25/35(8)	149,862	101,666

Government National Mortgage Association Certificates,
6.500%, due 10/15/24	1,299,154	1,383,290

6.500%, due 10/15/28	9,215	9,978

7.000%, due 04/15/26	5,558	6,116

Government National Mortgage Association Certificates II,
6.000%, due 11/20/28	3,919	4,180

6.000%, due 02/20/29	8,658	9,236

6.000%, due 02/20/34	1,923,218	2,033,699

Washington Mutual Mortgage Pass-Through Certificates,
Series 2007-HY7, Class LB1,
5.781%, due 07/25/37(8)	1,170,791	120,531

Total mortgage & agency debt securities (cost—$31,757,451)		29,324,589

Commercial mortgage-backed securities—1.03%

Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR7, Class A2,
4.945%, due 02/11/41	325,327	333,151

Series 2006-PW12, Class A4,
5.903%, due 09/11/38(8)	300,000	281,519

Greenwich Capital Commercial Funding Corp.,
Series 2006-RR1, Class A1,
5.950%, due 03/15/49(2),(8)	3,500,000	490,000

Series 2007-GG9, Class A4,
5.444%, due 03/10/39	375,000	319,968

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009

	Face
Security description	amount	Value

Commercial mortgage-backed securities—(concluded)

GS Mortgage Securities Corp. II,
Series 2006-CC1, Class A,
5.506%, due 03/21/46(4),(5),(8)	$3,403,136	$782,721

Series 2006-RR2, Class A1,
5.806%, due 06/23/46(4),(5),(8)	2,525,046	694,388

Series 2007-GG10, Class A2,
5.778%, due 08/10/45	300,000	299,019

Series 2007-GG10, Class A4
5.999%, due 08/10/45(8)	545,000	426,057

Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-3, Class B,
5.525%, due 07/12/46(8)	275,000	36,438

Total commercial mortgage-backed securities (cost—$11,070,808)		3,663,261

Asset-backed securities—0.18%

Citibank Credit Card Issuance Trust, Series 2002-A8, Class A8,
0.466%, due 11/07/11(8)	400,000	399,813

Ford Credit Auto Owner Trust, Series 2007-B, Class A3A,
5.150%, due 11/15/11	169,025	173,060

Home Equity Mortgage Trust, Series 2006-5, Class A1,
5.500%, due 01/25/37(9)	486,874	46,753

Total asset-backed securities (cost—$974,640)		619,626

Corporate bonds—6.18%

Aerospace & defense—0.12%
DAE Aviation Holdings
11.250%, due 08/01/15(2)	49,000	34,300

Esterline Technologies Corp.
6.625%, due 03/01/17	85,000	79,687

Global Aviation Holdings Ltd.
14.000%, due 08/15/13(2)	25,000	23,750

L-3 Communications Corp.
5.875%, due 01/15/15	70,000	65,450

6.125%, due 07/15/13	225,000	218,250

		421,437

Automobile OEM—0.06%
Ford Motor Credit Co. LLC
8.000%, due 12/15/16	30,000	26,284

9.875%, due 08/10/11	185,000	183,043

		209,327

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009

	Face
Security description	amount	Value

Corporate bonds—(continued)

Automotive parts—0.07%
Allison Transmission, Inc.
11.000%, due 11/01/15(2)	$75,000	$67,500

Arvinmeritor, Inc.
8.125%, due 09/15/15	50,000	37,500

Goodyear Tire & Rubber Co.
10.500%, due 05/15/16	80,000	85,400

Tenneco, Inc., Series B
10.250%, due 07/15/13	40,000	40,600

TRW Automotive, Inc.
7.000%, due 03/15/14(2)	35,000	30,450

		261,450

Banking-non-US—0.07%
ING Capital Funding Trust III
8.439%, due 12/31/10(10),(11)	45,000	25,650

Lloyds Banking Group PLC
6.267%, due 11/14/16(2),(10),(11)	200,000	80,000

NB Capital Trust II
7.830%, due 12/15/26	70,000	62,300

Royal Bank of Scotland Group PLC
7.640%, due 09/29/17(10),(11)	215,000	94,600

		262,550

Banking-US—0.52%
BAC Capital Trust XI
6.625%, due 05/23/36	20,000	15,693

Bank of America Corp.
5.420%, due 03/15/17	500,000	457,672

BankAmerica Capital II
8.000%, due 12/15/26	60,000	54,000

Citibank N.A.
1.375%, due 08/10/11(12)	295,000	295,533

Citigroup Capital XXI
8.300%, due 12/21/57(11)	115,000	96,888

Citigroup, Inc.
6.125%, due 05/15/18	250,000	235,061

Merrill Lynch & Co.
5.700%, due 05/02/17	105,000	98,272

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009

	Face
Security description	amount	Value

Corporate bonds—(continued)

Banking-US—(concluded)
Morgan Stanley MTN
6.625%, due 04/01/18	$250,000	$267,135

Washington Mutual, Inc.
5.500%, due 01/15/13(13)	585,000	1,463

Wells Fargo Bank N.A.
5.950%, due 08/26/36	310,000	308,768

		1,830,485

Beverage/bottling—0.05%
Constellation Brands, Inc.
8.375%, due 12/15/14	115,000	117,013

Constellation Brands, Inc., Series B
8.125%, due 01/15/12	30,000	30,000

Cott Beverages USA, Inc.
8.000%, due 12/15/11	25,000	24,656

		171,669

Brokerage—0.03%
E*Trade Financial Corp.
7.375%, due 09/15/13	45,000	38,588

12.500%, due 11/30/17(14)	40,000	40,500

Lehman Brothers Holdings MTN
6.750%, due 12/28/17(13)	200,000	20

6.875%, due 05/02/18(13)	195,000	35,831

		114,939

Building materials—0.05%
Building Materials Corp. of America
7.750%, due 08/01/14	35,000	32,900

Hanson Ltd.
6.125%, due 08/15/16	40,000	31,200

Interface, Inc.
11.375%, due 11/01/13(2)	30,000	31,837

Texas Industries, Inc.
7.250%, due 07/15/13	30,000	28,050

US Concrete, Inc.
8.375%, due 04/01/14	96,000	62,640

		186,627

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009

	Face
Security description	amount	Value

Corporate bonds—(continued)

Business services/office equipment—0.08%
Harland Clarke Holdings
9.500%, due 05/15/15	$225,000	$191,250

West Corp.
11.000%, due 10/15/16(1)	50,000	46,125

Xerox Capital Trust I
8.000%, due 02/01/27	50,000	40,149

		277,524

Chemicals—0.02%
Airgas, Inc.
7.125%, due 10/01/18(2)	25,000	24,938

Ashland, Inc.
9.125%, due 06/01/17(2)	40,000	42,000

Ineos Group Holdings PLC
8.500%, due 02/15/16(2)	30,000	13,800

Momentive Performance
10.125%, due 12/01/14(14)	6,253	3,689

		84,427

Consumer products-non durables—0.05%
AAC Group Holding Corp.
10.250%, due 10/01/12(2),(9)	70,000	60,900

Freedom Group, Inc.
10.250%, due 08/01/15(2)	40,000	41,200

Sealy Mattress Co.
10.875%, due 04/15/16(2)	10,000	10,750

Yankee Acquisition Corp., Series B
8.500%, due 02/15/15(1)	85,000	76,925

		189,775

Consumer services—0.02%
Corrections Corp. of America
7.750%, due 06/01/17	25,000	24,688

Hertz Corp.
10.500%, due 01/01/16(1)	50,000	49,250

		73,938

Diversified capital goods—0.02%
Baldor Electric Co.
8.625%, due 02/15/17	20,000	19,900

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009

	Face
Security description	amount	Value

Corporate bonds—(continued)

Diversified capital goods—(concluded)
United Rentals N.A., Inc.
7.750%, due 11/15/13(1)	$50,000	$41,500

		61,400

Diversified manufacturing—0.02%
Ahern Rentals, Inc.
9.250%, due 08/15/13	55,000	23,375

SPX Corp.
7.625%, due 12/15/14	60,000	60,225

		83,600

Electric-generation—0.31%
AES Corp.
8.000%, due 06/01/20	250,000	233,750

Calpine Construction Finance/CCFC Finance
8.000%, due 06/01/16(2)	75,000	74,625

Edison Mission Energy
7.000%, due 05/15/17(1)	150,000	114,562

7.625%, due 05/15/27	50,000	33,500

Electricite de France
6.500%, due 01/26/19(2)	100,000	114,187

Energy Future Holdings Corp.
10.875%, due 11/01/17	100,000	71,500

Mirant Americas Generation LLC
9.125%, due 05/01/31	175,000	134,750

NRG Energy, Inc.
8.500%, due 06/15/19	15,000	14,588

Orion Power Holdings, Inc.
12.000%, due 05/01/10	200,000	206,500

RRI Energy, Inc.
6.750%, due 12/15/14	104,000	104,000

		1,101,962

Electric-integrated—0.23%
Dominion Resources, Inc.
5.950%, due 06/15/35	150,000	154,319

E.ON International Finance BV
5.800%, due 04/30/18(2)	80,000	85,310

Mirant N.A. LLC
7.375%, due 12/31/13	25,000	24,000

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009

	Face
Security description	amount	Value

Corporate bonds—(continued)

Electric-integrated—(concluded)
Nisource Finance Corp.
6.800%, due 01/15/19	$50,000	$50,707

Oncor Electric Delivery Co.
6.800%, due 09/01/18	80,000	90,944

PPL Energy Supply LLC, Series A
6.400%, due 11/01/11	250,000	266,671

Southern California Edison
5.500%, due 08/15/18	60,000	65,296

Texas Competitive Electric Holdings LLC, Series A
10.250%, due 11/01/15(1),(9)	130,000	86,125

		823,372

Electronics—0.01%
Freescale Semiconductor, Inc.
10.125%, due 12/15/16	50,000	27,750

Energy-exploration & production—0.04%
Helix Energy Solutions
9.500%, due 01/15/16(2)	100,000	94,000

Plains Exploration & Production
7.625%, due 06/01/18	66,000	62,370

		156,370

Energy-independent—0.20%
Canadian Natural Resources
6.750%, due 02/01/39	70,000	78,002

Chesapeake Energy Corp.
6.625%, due 01/15/16	25,000	22,719

7.250%, due 12/15/18	50,000	45,750

9.500%, due 02/15/15	115,000	117,300

Denbury Resources, Inc.
9.750%, due 03/01/16	40,000	42,100

Encore Acquisition Co.
9.500%, due 05/01/16	30,000	30,300

Forest Oil Corp.
8.500%, due 02/15/14(2)	20,000	20,100

Gulfmark Offshore, Inc.
7.750%, due 07/15/14	110,000	104,500

Key Energy Services, Inc.
8.375%, due 12/01/14	70,000	63,350

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009

	Face
Security description	amount	Value

Corporate bonds—(continued)

Energy-independent—(concluded)
PetroHawk Energy Corp.
7.875%, due 06/01/15	$80,000	$77,600

10.500%, due 08/01/14(2)	50,000	53,500

Plains Exploration & Production Co.
10.000%, due 03/01/16	40,000	42,400

Western Refining, Inc.
11.250%, due 06/15/17(2)	20,000	17,700

		715,321

Energy-oilfield services—0.01%
Newfield Exploration Co.
7.125%, due 05/15/18	31,000	30,148

Energy-refining & marketing—0.00%
Tesoro Corp.
9.750%, due 06/01/19	15,000	15,188

Entertainment—0.04%
AMC Entertainment, Inc.
8.750%, due 06/01/19(2)	55,000	54,587

WMG Acquisition Corp.
9.500%, due 06/15/16(2)	70,000	72,450

		127,037

Environmental—0.01%
Clean Harbors, Inc.
7.625%, due 08/15/16(2)	45,000	45,113

Finance-captive automotive—0.04%
Ford Motor Credit Co. LLC
7.250%, due 10/25/11	100,000	94,034

9.750%, due 09/15/10	50,000	50,484

		144,518

Finance-noncaptive consumer—0.08%
American General Finance Corp. MTN
4.875%, due 05/15/10	20,000	18,785

5.375%, due 10/01/12	10,000	7,025

5.625%, due 08/17/11	50,000	39,020

5.850%, due 06/01/13	80,000	54,054

6.900%, due 12/15/17	115,000	71,009

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009

	Face
Security description	amount	Value

Corporate bonds—(continued)

Finance-noncaptive consumer—(concluded)
iStar Financial, Inc.
6.000%, due 12/15/10	$75,000	$46,125

Residential Capital LLC
8.375%, due 06/30/10(9)	15,000	9,675

9.625%, due 05/15/15	40,000	26,400

		272,093

Finance-noncaptive diversified—0.16%
CIT Group, Inc.
4.250%, due 02/01/10	140,000	86,695

General Motors Acceptance Corp.
7.250%, due 03/02/11	110,000	102,566

GMAC LLC
6.750%, due 12/01/14	30,000	24,121

6.875%, due 09/15/11(2)	24,000	22,140

7.250%, due 03/02/11(2)	232,000	217,790

8.000%, due 11/01/31(2)	55,000	42,487

8.000%, due 11/01/31(1)	90,000	68,016

		563,815

Finance-other—0.04%
Deluxe Corp.
5.000%, due 12/15/12	70,000	63,087

Harland Clarke Holdings
6.000%, due 05/15/15(8)	125,000	89,375

		152,462

Food—0.02%
Pinnacle Foods Finance LLC
10.625%, due 04/01/17(1)	25,000	23,500

Smithfield Foods, Inc.
10.000%, due 07/15/14(2)	25,000	25,500

Tyson Foods, Inc.
10.500%, due 03/01/14	25,000	27,875

		76,875

Food-wholesale—0.07%
Aramark Corp.
8.500%, due 02/01/15(1)	260,000	252,200

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009

	Face
Security description	amount	Value

Corporate bonds—(continued)

Gaming—0.33%
Ameristar Casinos, Inc.
9.250%, due 06/01/14(2)	$50,000	$51,125

Boyd Gaming Corp.
7.750%, due 12/15/12(1)	20,000	19,700

Circus & Eldorado/Silver Legacy Capital Corp.
10.125%, due 03/01/12	100,000	82,500

FireKeepers Development Authority
13.875%, due 05/01/15(2)	200,000	203,000

Harrah’s Operating Co., Inc.
10.000%, due 12/15/18(2)	50,000	35,000

Harrah’s Operating Escrow
11.250%, due 06/01/17(2)	210,000	213,675

Jacobs Entertainment, Inc.
9.750%, due 06/15/14	100,000	90,000

MGM Mirage, Inc.
10.375%, due 05/15/14(2)	25,000	26,312

11.125%, due 11/15/17(2)	60,000	64,950

13.000%, due 11/15/13(2)	25,000	27,875

Peninsula Gaming LLC
8.375%, due 08/15/15(2)	25,000	24,500

10.750%, due 08/15/17(2)	25,000	23,875

Pinnacle Entertainment, Inc.
8.625%, due 08/01/17(2)	10,000	9,850

Pokagon Gaming Authority
10.375%, due 06/15/14(2)	93,000	93,930

River Rock Entertainment
9.750%, due 11/01/11	110,000	96,800

Tunica-Biloxi Gaming Authority
9.000%, due 11/15/15(2)	75,000	67,875

Yonkers Racing Corp.
11.375%, due 07/15/16(2)	25,000	25,438

		1,156,405

Gas distributors—0.08%
Ferrellgas Partners LP
6.750%, due 05/01/14(2)	73,000	66,977

8.750%, due 06/15/12	55,000	54,175

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009

	Face
Security description	amount	Value

Corporate bonds—(continued)

Gas distributors—(concluded)
Inergy LP/Inergy Finance
8.250%, due 03/01/16	$85,000	$84,150

8.750%, due 03/01/15(2)	80,000	80,800

		286,102

Gas pipelines—0.19%
Atlas Pipeline Partner/Finance
8.125%, due 12/15/15	70,000	57,400

Atlas Pipeline Partners
8.750%, due 06/15/18	20,000	16,300

Duke Capital LLC
5.668%, due 08/15/14	80,000	83,437

El Paso Corp.
7.875%, due 06/15/12(1)	50,000	51,233

El Paso Corp. MTN
8.250%, due 02/15/16	90,000	90,900

Nustar Logistics
7.650%, due 04/15/18	140,000	149,529

Sonat, Inc.
7.000%, due 02/01/18	150,000	140,052

Trans-Canada Pipelines
7.625%, due 01/15/39	60,000	74,513

		663,364

Health care—0.47%
Apria Healthcare Group I
11.250%, due 11/01/14(2)	235,000	242,050

Axcan Intermediate Holdings
9.250%, due 03/01/15	55,000	56,513

12.750%, due 03/01/16	105,000	109,725

Bausch & Lomb, Inc.
9.875%, due 11/01/15	10,000	10,025

Bio-Rad Laboratories, Inc.
8.000%, due 09/15/16(2)	25,000	25,500

Biomet, Inc.
10.375%, due 10/15/17(14)	70,000	72,975

11.625%, due 10/15/17	66,000	69,795

Carriage Services, Inc.
7.875%, due 01/15/15	95,000	85,500

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009

	Face
Security description	amount	Value

Corporate bonds—(continued)

Health care—(concluded)
CHS/Community Health Systems
8.875%, due 07/15/15	$75,000	$75,281

DaVita, Inc.
7.250%, due 03/15/15	40,000	38,600

Fresenius Medical Capital Trust IV
7.875%, due 06/15/11	125,000	126,562

HCA, Inc.
7.875%, due 02/15/20(2)	25,000	24,375

8.500%, due 04/15/19(2)	40,000	40,500

9.125%, due 11/15/14	130,000	131,300

9.250%, due 11/15/16	140,000	141,750

9.625%, due 11/15/16(14)	180,000	181,800

Prospect Medical Holdings, Inc.
12.750%, due 07/15/14(2)	25,000	23,750

UnitedHealth Group, Inc.
6.875%, due 02/15/38	95,000	98,579

Universal Hospital Services
8.500%, due 06/01/15(14)	10,000	9,650

US Oncology, Inc.
9.125%, due 08/15/17(2)	25,000	26,000

Vanguard Health Holding II
9.000%, due 10/01/14	85,000	83,513

		1,673,743

Home construction—0.07%
Beazer Homes USA, Inc.
6.875%, due 07/15/15	25,000	15,500

8.125%, due 06/15/16	25,000	15,500

Centex Corp.
7.500%, due 01/15/12	50,000	52,500

K Hovnanian Enterprises, Inc.
6.500%, due 01/15/14	30,000	17,250

11.500%, due 05/01/13	30,000	29,025

KB Home
5.750%, due 02/01/14	15,000	13,688

5.875%, due 01/15/15	25,000	22,625

6.250%, due 06/15/15	25,000	22,750

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009

	Face
Security description	amount	Value

Corporate bonds—(continued)

Home construction—(concluded)
Lennar Corp., Series B
5.125%, due 10/01/10	$25,000	$24,625

Toll Brothers Finance Corp.
8.910%, due 10/15/17	35,000	38,967

		252,430

Industrial-other—0.07%
Belden, Inc.
9.250%, due 06/15/19(2)	15,000	15,075

Coleman Cable, Inc.
9.875%, due 10/01/12	85,000	78,625

Iron Mountain, Inc.
8.000%, due 06/15/20	100,000	96,625

Mobile Mini, Inc.
9.750%, due 08/01/14	30,000	30,000

RBS Global & Rexnord Corp.
9.500%, due 08/01/14	30,000	27,600

		247,925

Insurance-life—0.11%
American International Group
6.250%, due 03/15/37	100,000	41,000

8.175%, due 05/15/58(11)	190,000	89,300

American International Group MTN
5.850%, due 01/16/18	100,000	66,636

Hartford Financial Services Group
8.125%, due 06/15/38(11)	45,000	36,000

Hartford Financial Services Group MTN
6.000%, due 01/15/19	175,000	154,957

		387,893

Insurance-multiline—0.02%
Genworth Financial, Inc.
6.150%, due 11/15/66(11)	20,000	10,200

Glen Meadow Pass-Through Trust
6.505%, due 02/12/67(2),(11)	60,000	35,400

MetLife Capital Trust X
9.250%, due 04/08/38(2),(11)	25,000	24,313

		69,913

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009

	Face
Security description	amount	Value

Corporate bonds—(continued)

Insurance-personal & casualty—0.03%
Liberty Mutual Group, Inc.
7.800%, due 03/15/37(2)	$25,000	$17,500

10.750%, due 06/15/58(2),(11)	75,000	66,000

XL Capital Ltd.
6.500%, due 04/15/17(10),(11)	50,000	29,500

		113,000

Leisure—0.02%
Brunswick Corp.
11.250%, due 11/01/16(2)	15,000	15,712

Royal Caribbean Cruises
6.875%, due 12/01/13	70,000	60,550

		76,262

Lodging—0.01%
Host Hotels & Resorts LP
9.000%, due 05/15/17(1),(2)	40,000	40,800

Machinery-agriculture & construction—0.05%
Case New Holland, Inc.
7.750%, due 09/01/13(2)	50,000	49,250

Caterpillar Financial Services
6.125%, due 02/17/14	100,000	110,114

CPM Holdings, Inc.
10.625%, due 09/01/14(2)	30,000	30,300

		189,664

Media-cable—0.17%
CSC Holdings, Inc.
7.625%, due 07/15/18	50,000	47,875

8.500%, due 04/15/14(2)	15,000	15,225

8.625%, due 02/15/19(2)	25,000	25,250

DIRECTV Holdings/Financing Co.
8.375%, due 03/15/13	140,000	143,500

Dish DBS Corp.
6.625%, due 10/01/14	120,000	114,000

7.125%, due 02/01/16	120,000	115,200

Mediacom LLC/Mediacom Capital Corp.
9.125%, due 08/15/19(2)	25,000	24,750

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009

	Face
Security description	amount	Value

Corporate bonds—(continued)

Media-cable—(concluded)
Time Warner Cable, Inc.
6.750%, due 07/01/18	$100,000	$110,472

		596,272

Media-non cable—0.19%
Affinion Group, Inc.
10.125%, due 10/15/13	50,000	49,687

Baker & Taylor, Inc.
11.500%, due 07/01/13(2)	75,000	30,000

CMP Susquehanna Corp.
9.875%, due 05/15/14(2),(6),(8)	10,000	4,600

Intelsat Jackson Holdings Ltd.
11.250%, due 06/15/16	220,000	229,350

LIN Television Corp.
6.500%, due 05/15/13	20,000	15,100

6.500%, due 05/15/13	50,000	40,500

Nexstar Broadcasting, Inc.
7.000%, due 01/15/14(2),(14)	92	35

Nielsen Finance LLC
11.500%, due 05/01/16(1)	50,000	49,750

11.625%, due 02/01/14	20,000	19,850

12.500%, due 08/01/16(9)	80,000	56,000

Sheridan Acquisition Corp.
10.250%, due 08/15/11	90,000	60,300

Sinclair Television Group
8.000%, due 03/15/12	50,000	41,250

Univision Communications, Inc.
9.750%, due 03/15/15(2),(14)	100,000	64,000

		660,422

Metals & mining—0.18%
Arch Coal, Inc.
8.750%, due 08/01/16(2)	90,000	90,000

Arch Western Finance
6.750%, due 07/01/13	40,000	38,200

Freeport-McMoRan Copper & Gold, Inc.
8.250%, due 04/01/15	70,000	72,975

8.375%, due 04/01/17	65,000	67,763

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009

	Face
Security description	amount	Value

Corporate bonds—(continued)

Metals & mining—(concluded)
Massey Energy Co.
6.875%, due 12/15/13	$40,000	$37,600

Peabody Energy Corp. Series B
6.875%, due 03/15/13	40,000	40,000

Teck Resources Ltd.
10.250%, due 05/15/16	135,000	149,175

10.750%, due 05/15/19	75,000	85,406

Tube City IMS Corp.
9.750%, due 02/01/15	100,000	72,000

		653,119

Packaging & containers—0.08%
Ball Corp.
7.125%, due 09/01/16	25,000	25,000

7.375%, due 09/01/19	25,000	24,937

Exopack Holding Corp.
11.250%, due 02/01/14	35,000	31,850

Graham Packaging Co.
9.875%, due 10/15/14	125,000	124,375

Graphic Packaging International, Inc.
9.500%, due 08/15/13	20,000	20,050

Owens-Brockway Glass Container, Inc.
7.375%, due 05/15/16(2)	20,000	19,900

8.250%, due 05/15/13	25,000	25,250

		271,362

Paper & forest products—0.10%
Boise Cascade LLC
7.125%, due 10/15/14	15,000	10,069

Cellu Tissue Holdings, Inc.
11.500%, due 06/01/14(2)	130,000	135,850

Georgia-Pacific LLC
8.250%, due 05/01/16(2)	60,000	60,600

8.875%, due 05/15/31	45,000	42,975

Verso Paper Holdings LLC
9.125%, due 08/01/14	120,000	78,300

11.500%, due 07/01/14(1),(2)	10,000	9,800

		337,594

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009

	Face
Security description	amount	Value

Corporate bonds—(continued)

Pharmaceuticals—0.09%
Allergan, Inc.
5.750%, due 04/01/16	$210,000	$223,284

Bristol-Myers Squibb
5.875%, due 11/15/36	90,000	98,644

		321,928

Railroads—0.05%
Burlington Northern Santa Fe Corp.
7.082%, due 05/13/29	85,000	97,140

Union Pacific Corp.
7.875%, due 01/15/19	55,000	66,891

		164,031

Real estate development & management—0.01%
Realogy Corp.
10.500%, due 04/15/14	45,000	26,775

12.375%, due 04/15/15	55,000	22,275

		49,050

Real estate investment trusts—0.06%
Developers Diversified Realty Corp.
5.375%, due 10/15/12	40,000	36,334

5.500%, due 05/01/15	50,000	40,607

ProLogis
5.625%, due 11/15/15	135,000	120,357

		197,298

Retail-department—0.06%
Macy’s Retail Holdings, Inc.
5.350%, due 03/15/12	55,000	52,250

5.900%, due 12/01/16	110,000	96,965

6.375%, due 03/15/37	35,000	25,769

Neiman Marcus Group, Inc.
9.000%, due 10/15/15(14)	42,936	31,987

		206,971

Retail-discount—0.03%
Dollar General Corp.
11.875%, due 07/15/17(1),(14)	95,000	106,637

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009

	Face
Security description	amount	Value

Corporate bonds—(continued)

Retail-specialty—0.13%
Gamestop Corp. & GS, Inc.
8.000%, due 10/01/12	$60,000	$60,750

Great Atlantic & Pacific Tea Co., Inc.
11.375%, due 08/01/15(2)	50,000	49,375

Ingles Markets, Inc.
8.875%, due 05/15/17	70,000	70,350

Limited Brands, Inc.
8.500%, due 06/15/19(2)	45,000	45,586

RITE AID Corp.
9.500%, due 06/15/17	55,000	39,600

10.375%, due 07/15/16	60,000	57,900

Sally Holdings/Sally Capital
10.500%, due 11/15/16(1)	60,000	62,250

SUPERVALU, Inc.
8.000%, due 05/01/16	60,000	59,025

		444,836

Technology-hardware—0.06%
Cisco Systems, Inc.
5.900%, due 02/15/39	50,000	53,433

Jabil Circuit, Inc.
8.250%, due 03/15/18	50,000	49,250

Terremark Worldwide, Inc.
12.000%, due 06/17/17(2)	25,000	26,281

Xerox Corp.
6.350%, due 05/15/18	75,000	76,746

		205,710

Technology-software—0.13%
First Data Corp.
9.875%, due 09/24/15(1)	200,000	171,000

9.875%, due 09/24/15(2)	25,000	21,125

Sungard Data Systems, Inc.
10.250%, due 08/15/15	215,000	212,850

10.625%, due 05/15/15(2)	17,000	17,553

Unisys Corp.
12.750%, due 10/15/14(2)	25,000	25,656

		448,184

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009

	Face
Security description	amount	Value

Corporate bonds—(continued)

Telecom-competitive local exchange carrier—0.03%
Cincinnati Bell, Inc.
7.250%, due 07/15/13	$120,000	$116,400

Telecom-internet & data—0.08%
Qwest Corp.
7.875%, due 09/01/11	105,000	107,100

8.375%, due 05/01/16(2)	175,000	176,750

		283,850

Telecom-wireless—0.27%
Cricket Communications, Inc.
7.750%, due 05/15/16(2)	50,000	48,500

10.000%, due 07/15/15	230,000	222,525

MetroPCS Wireless, Inc.
9.250%, due 11/01/14	90,000	88,312

Nextel Communications
7.375%, due 08/01/15	65,000	55,494

Sprint Capital Corp.
8.375%, due 03/15/12	270,000	270,337

Sprint Nextel Corp.
8.375%, due 08/15/17	100,000	95,250

Vodafone Group PLC
5.625%, due 02/27/17	70,000	73,815

Wind Acquisition Finance SA
10.750%, due 12/01/15(2)	50,000	53,750

11.750%, due 07/15/17(2)	40,000	43,400

		951,383

Telecom-wirelines—0.33%
BellSouth Corp.
6.875%, due 10/15/31	65,000	71,200

Citizens Communications Co.
9.000%, due 08/15/31	175,000	161,219

Deutsche Telekom International Finance
6.750%, due 08/20/18	125,000	141,117

Frontier Communications Corp.
7.875%, due 01/15/27	200,000	173,000

8.250%, due 05/01/14	100,000	99,250

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009

	Face
Security description	amount	Value

Corporate bonds—(concluded)

Telecom-wirelines—(concluded)
Qwest Capital Funding, Inc.
7.250%, due 02/15/11	$50,000	$49,250

7.750%, due 02/15/31	125,000	96,250

Sprint Capital Corp.
7.625%, due 01/30/11	85,000	85,106

Telefonica Emisiones SAU
6.221%, due 07/03/17	95,000	105,019

Verizon Communications, Inc.
6.100%, due 04/15/18	100,000	108,705

Windstream Corp.
8.625%, due 08/01/16	85,000	85,319

		1,175,435

Telecommunications equipment—0.03%
Dycom Industries, Inc.
8.125%, due 10/15/15	100,000	87,000

Textile/apparel—0.01%
Levi Strauss & Co.
9.750%, due 01/15/15	25,000	25,563

Tobacco—0.08%
Altria Group, Inc.
9.950%, due 11/10/38	125,000	164,753

Philip Morris International, Inc.
5.650%, due 05/16/18	100,000	106,347

		271,100

Transportation services—0.03%
ERAC USA Finance Co.
7.000%, due 10/15/37(2)	115,000	102,853

Utilities-other—0.09%
Dynegy Holdings, Inc.
7.625%, due 10/15/26	100,000	62,000

7.750%, due 06/01/19	100,000	71,000

NRG Energy, Inc.
7.375%, due 02/01/16	205,000	196,031

		329,031

Total corporate bonds (cost—$21,713,478)		21,896,902

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009

	Face
Security description	amount	Value

Repurchase agreement—8.17%

Repurchase agreement dated 08/31/09 with State Street Bank & Trust Co., 0.010% due 09/01/09, collateralized by $29,553,606 US Treasury Bills, zero coupon due 11/12/09; (value—$29,544,740); proceeds: $28,965,008 (cost—$28,965,000)	$28,965,000	$28,965,000

	Number of
	shares

Investment of cash collateral from securities loaned—12.30%

Money market fund(15)—12.30%
UBS Private Money Market Fund LLC(16)
0.202% (cost—$43,597,528)	43,597,528	43,597,528

Total investments (cost—$410,768,214)—111.86%		396,418,412

Liabilities in excess of other assets—(11.86)%		(42,014,987)

Net assets—100.00%		$354,403,425

Aggregate cost for federal income tax purposes was $420,246,521; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$27,818,576

Gross unrealized depreciation	(51,646,685)

Net unrealized depreciation	$(23,828,109)

*	Non-income producing security.
**	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the U.S. Treasury guaranteed the debt issued by those organizations.
(1)	Security, or portion thereof, was on loan at August 31, 2009.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.33% of net assets as of August 31, 2009, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(3)	Cumulative preferred stock. The next call date is 12/31/11.
(4)	Security is illiquid. At August 31, 2009, the value of these securities amounted to $1,477,159 or 0.42% of net assets.

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009

(5)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.42% of net assets as of August 31, 2009, are considered illiquid and restricted. (See table below for more information).

			Acquisition
Illiquid and			cost as a		Value as a
restricted	Acquisition	Acquisition	percentage	Value at	percentage
security	dates	cost	of net assets	08/31/09	of net assets

GS Mortgage Securities Corp. II, Series 2006-CC1, Class A, 5.506%, 03/21/46	03/22/06	$3,353,142	0.95%	$782,721	0.22%

GS Mortgage Securities Corp. II, Series 2006-RR2, Class A1, 5.806%, 06/23/46	07/11/06	2,476,929	0.70	694,388	0.20

CMP Susquehanna Radio Holdings Corp., Series A	03/26/09	23	0.00	23	0.00

		$5,830,094	1.65%	$1,477,132	0.42%

(6)	Security is being fair valued by a valuation committee under the direction of the board of trustees.
(7)	Cumulative preferred stock.
(8)	Floating rate security. The interest rate shown is the current rate as of August 31, 2009.
(9)	Step bond. Coupon rate increases in increments to maturity. Rate disclosed is as of August 31, 2009. Maturity date indicated represents the instrument’s ultimate maturity date.
(10)	Perpetual bond security. The maturity date reflects the next call date.
(11)	Variable rate security. The interest rate shown is the current rate as of August 31, 2009, and resets at the next call date.
(12)	FDIC Insured
(13)	Bond interest in default.
(14)	PIK—Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
(15)	The rate shown reflects the yield at August 31, 2009.

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009

(16)	The table below details the Fund’s transaction activity in an affiliated issuer for the year ended August 31, 2009. The advisor earns a management fee from UBS Private Money Market Fund LLC.

Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
Security	Value at	year ended	year ended	Value at	year ended
description	08/31/08	08/31/09	08/31/09	08/31/09	08/31/09

UBS Private Money Market Fund LLC	$13,512,472	$337,132,980	$307,047,924	$43,597,528	$192,181

ADR	American Depositary Receipt
ARM	Adjustable Rate Mortgage. The interest rate shown is the current rate as of August 31, 2009.
GMAC	General Motors Acceptance Corporation
GS	Goldman Sachs
MTN	Medium Term Note
OEM	Original Equipment Manufacturer
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Written options
Written option activity for the year ended August 31, 2009 was as follows:

	Number of	Premiums
	contracts	received

Options outstanding at August 31, 2008	280	$337,704

Options written	640	426,479

Options terminated in closing purchase transactions	(920)	(764,183)

Options outstanding at August 31, 2009	0	$0

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009

Futures contracts
					Unrealized
Number of		Expiration		Current	appreciation
contracts	Buy contracts	dates	Cost	value	(depreciation)

67	S&P 500 Index Futures	September 09	$15,670,596	$17,079,975	$1,409,379

131	US Treasury Note 10 Year Futures	December 09	15,212,636	15,355,657	143,021

			$30,883,232	$32,435,632	$1,552,400

	Sale contracts		Proceeds

116	US Treasury Note 2 Year Futures	December 09	25,032,207	25,095,875	(63,668)

					$1,488,732

Interest rate swaps

Counterparty—Credit Suisse:

Rate type

		Payments	Payments	Upfront
Notional		made	received	payments
amount	Termination	by the	by the	received		Unrealized
(000)	date	Portfolio	Portfolio	(made)	Value	appreciation

USD 52,600	01/13/10	0.348%(17)	0.259%(18)	—	$59,130	$59,130

Counterparty—Deutche Bank AG:

Rate type

		Payments	Payments	Upfront
Notional		made	received	payments
amount	Termination	by the	by the	received		Unrealized
(000)	date	Portfolio	Portfolio	(made)	Value	appreciation

USD 52,600	01/13/19	0.259%(18)	0.348%(17)	—	$193,610	$193,610

Counterparty—Merill Lynch:

		Rate type

		Payments	Payments	Upfront
Notional		made	received	payments
amount	Termination	by the	by the	received		Unrealized
(000)	dates	Portfolio	Portfolio	(made)	Value	appreciation

USD 54,800	01/13/10	0.348%(17)	0.259%(18)	—	$47,877	$47,877

USD 54,800	01/13/19	0.259(18)	0.348(17)	—	178,624	178,624

					$226,501	$226,501

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009

(17)	Rate based on 3 Month LIBOR (London Interbank Offered Rate).
(18)	Rate based on 1 Month LIBOR (London Interbank Offered Rate).

Currency type abbreviation:
USD	United States Dollar

The following is a summary of the fair valuations according to the inputs used as of August 31, 2009 in valuing the Fund’s investments:

	Quoted prices in	Significant
	active markets	other
	for identical	observable	Unobservable
	investments	inputs	inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$246,307,699	$—	$—	$246,307,699

Preferred stocks	—	42,800	23	42,823

Warrants	—	—	27	27

US government obligations	—	22,000,957	—	22,000,957

Mortgage & agency debt securities	—	29,324,589	—	29,324,589

Commercial Mortgage-backed securities	—	2,186,152	1,477,109	3,663,261

Asset-backed securities	—	619,626	—	619,626

Corporate bonds	—	21,896,902	—	21,896,902

Repurchase agreement	—	28,965,000	—	28,965,000

Investment of cash collateral from securities loaned	—	43,597,528	—	43,597,528

Other financial instruments(19)	1,488,732	479,241	—	1,967,973

Total	$247,796,431	$149,112,795	$1,477,159	$398,386,385

(19)	Other financial instruments include open futures contracts and swap contracts. Amounts represent unrealized appreciation (depreciation) at period end.

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2009

Level 3 rollforward disclosure
 The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements at 08/31/09

			Commercial
	Preferred		mortgage-backed
	stocks	Warrant	securities	Total

Beginning balance	$—	$—	$—	$—

Net purchases/(sales)	23	27	(590,159)	(590,109)

Accrued discounts/(premiums)	—	—	7,259	7,259

Total realized gain/(loss)	—	—	—	—

Total unrealized appreciation/(depreciation)	—	—	(1,685,522)	(1,685,522)

Net transfers in/(out) of Level 3	—	—	3,745,531	3,745,531

Ending balance	$23	$27	$1,477,109	$1,477,159

The change in unrealized appreciation/(depreciation) relating to Level 3 investments held at August 31, 2009 was $(1,685,522).

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments

United States	93.9%

Ireland	1.4

Switzerland	1.2

Canada	0.9

Bermuda	0.8

Cayman Islands	0.7

Panama	0.7

Netherlands Antilles	0.1

United Kingdom	0.1

Israel	0.1

Netherlands	0.1

Total	100.0%

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of assets and liabilities—August 31, 2009

Assets:
Investments in unaffiliated securities, at value (cost—$367,170,686)(1)	$352,820,884

Investment in an affiliated security, at value (cost—$43,597,528)	43,597,528

Total investments in securities, at value (cost—$410,768,214)	396,418,412

Cash(2)	1,866,235

Receivable for investments sold	362,175

Receivable for shares of beneficial interest sold	32,863

Receivable for dividends and interest	1,179,297

Swap contracts, at value	479,241

Due from broker for swap contracts	174,816

Receivable for foreign tax reclaims	57

Other assets	24,453

Total assets	400,537,549

Liabilities:
Payable for cash collateral from securities loaned	43,597,528

Payable for shares of beneficial interest repurchased	1,063,341

Payable for variation margin	98,919

Payable for investments purchased	697,978

Payable to affiliates	276,461

Due to broker	121,480

Accrued expenses and other liabilities	278,417

Total liabilities	46,134,124

Net assets:
Beneficial interest—$0.001 par value per share (unlimited amount authorized)	579,205,153

Accumulated undistributed net investment income	7,812,804

Accumulated net realized loss from investments, futures, options written, swaps and foreign currency contracts	(220,232,703)

Net unrealized depreciation of investments, futures and swaps	(12,381,829)

Net assets	$354,403,425

(1)	Includes $42,208,929 of investments in securities on loan, at value.
(2)	Includes restricted cash of $1,669,060 delivered to broker as initial margin for futures contracts.

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of assets and liabilities—August 31, 2009

Class A:
Net assets	$221,982,673

Shares outstanding	9,667,142

Net asset value per share	$22.96

Maximum offering price per share (net asset value plus maximum sales charge of 5.50%)	$24.30

Class B:
Net assets	$2,971,996

Shares outstanding	129,921

Net asset value and offering price per share	$22.88

Class C:
Net assets	$94,818,399

Shares outstanding	4,205,640

Net asset value and offering price per share	$22.55

Class Y:
Net assets	$34,630,357

Shares outstanding	1,486,704

Net asset value and offering price per share	$23.29

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of operations

For the year ended
August 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $9,635)	$4,981,175

Interest	6,528,704

Securities lending income (includes $192,181 earned from an affiliated entity)	198,550

11,708,429

Expenses:
Investment advisory and administration fees	1,719,854

Service fees—Class A	557,038

Service and distribution fees—Class B	36,605

Service and distribution fees—Class C	954,152

Transfer agency and related service fees—Class A	389,191

Transfer agency and related service fees—Class B	14,479

Transfer agency and related service fees—Class C	168,169

Transfer agency and related service fees—Class Y	8,737

Professional fees	146,084

Custody and accounting fees	144,639

Reports and notices to shareholders	85,119

State registration fees	53,949

Trustees’ fees	13,874

Insurance expense	12,234

Other expenses	24,438

4,328,562

Net investment income	7,379,867

Realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from: Investments	(122,053,964)

Futures	(14,412,966)

Options written	43,189

Swaps	(129,494)

Foreign currency transactions	(19,119)

Net change in unrealized appreciation/depreciation of: Investments	17,344,655

Futures	2,838,594

Options written	(56,829)

Swaps	814,110

Net realized and unrealized loss from investment activities	(115,631,824)

Net decrease in net assets resulting from operations	$(108,251,957)

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of changes in net assets

	For the years ended August 31,

	2009	2008

From operations:
Net investment income	$7,379,867	$13,456,812

Net realized gain (loss) from investments, futures, options written and swaps	(136,553,235)	21,292,735

Foreign currency transactions	(19,119)	—

Net change in unrealized appreciation/depreciation of investments, futures, options written and swaps	20,940,530	(97,065,822)

Net decrease in net assets resulting from operations	(108,251,957)	(62,316,275)

Dividends to shareholders from:
Net investment income—Class A	(7,667,059)	(11,059,350)

Net investment income—Class B	(60,274)	(184,439)

Net investment income—Class C	(2,140,813)	(3,477,930)

Net investment income—Class Y	(1,211,625)	(1,651,935)

	(11,079,771)	(16,373,654)

From beneficial interest transactions:
Net proceeds from shares sold	15,915,551	11,595,739

Cost of shares repurchased	(99,187,737)	(146,471,551)

Proceeds from dividends reinvested	10,271,634	15,197,716

Net decrease in net assets from beneficial interest transactions	(73,000,552)	(119,678,096)

Redemption fees	21,779	12,286

Contributions to capital from investment manager and custodian	—	29,289

Net decrease in net assets	(192,310,501)	(198,326,450)

Net assets:
Beginning of year	546,713,926	745,040,376

End of year	$354,403,425	$546,713,926

Accumulated undistributed net investment income	$7,812,804	$11,181,529

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS U.S. Allocation Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A

	For the years ended August 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of year	$28.83	$32.53	$29.94	$28.60	$25.81

Net investment income(1)	0.46	0.70	0.68	0.56	0.51

Net realized and unrealized gains (losses) from investment activities	(5.65)	(3.57)	2.60	1.38	2.79

Net increase (decrease) from operations	(5.19)	(2.87)	3.28	1.94	3.30

Dividends from net investment income	(0.68)	(0.83)	(0.69)	(0.60)	(0.51)

Net asset value, end of year	$22.96	$28.83	$32.53	$29.94	$28.60

Total investment return(2)	(17.49)%	(9.02)%	11.04%	6.84%	12.85%

Ratios/supplemental data:
Net assets, end of year (000’s)	$221,983	$344,910	$452,439	$472,213	$525,711

Expenses to average net assets, net of fee waivers by advisor	1.05%	0.93%	0.90%	0.91%	0.90%

Expenses to average net assets, before fee waivers by advisor	1.05%	0.95%	0.92%	0.94%	0.93%

Net investment income to average net assets	2.26%	2.28%	2.12%	1.91%	1.87%

Portfolio turnover	111%	98%	85%	82%	67%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements

Class B

For the years ended August 31,

2009	2008	2007	2006	2005

$28.41	$31.87	$29.24	$27.81	$25.04

0.26	0.41	0.39	0.30	0.28

(5.51)	(3.56)	2.57	1.36	2.70

(5.25)	(3.15)	2.96	1.66	2.98

(0.28)	(0.31)	(0.33)	(0.23)	(0.21)

$22.88	$28.41	$31.87	$29.24	$27.81

(18.27)%	(9.96)%	10.16%	5.99%	11.95%

$2,972	$6,864	$28,167	$77,296	$148,208

2.02%	1.80%	1.72%	1.71%	1.70%

2.02%	1.82%	1.74%	1.74%	1.73%

1.29%	1.39%	1.29%	1.07%	1.08%

111%	98%	85%	82%	67%

UBS U.S. Allocation Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class C

	For the years ended August 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of year	$28.19	$31.80	$29.27	$27.95	$25.21

Net investment income(1)	0.30	0.46	0.43	0.33	0.30

Net realized and unrealized gains (losses) from investment activities	(5.50)	(3.50)	2.55	1.35	2.72

Net increase (decrease) from operations	(5.20)	(3.04)	2.98	1.68	3.02

Dividends from net investment income	(0.44)	(0.57)	(0.45)	(0.36)	(0.28)

Net asset value, end of year	$22.55	$28.19	$31.80	$29.27	$27.95

Total investment return(2)	(18.10)%	(9.70)%	10.23%	6.02%	12.02%

Ratios/supplemental data:
Net assets, end of year (000’s)	$94,818	$147,945	$205,104	$226,219	$271,996

Expenses to average net assets, net of fee waivers by advisor	1.80%	1.68%	1.65%	1.65%	1.65%

Expenses to average net assets, before fee waivers by advisor	1.80%	1.70%	1.67%	1.68%	1.68%

Net investment income to average net assets	1.51%	1.53%	1.38%	1.16%	1.12%

Portfolio turnover	111%	98%	85%	82%	67%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements

Class Y

For the years ended August 31,

2009	2008	2007	2006	2005

$29.27	$33.03	$30.39	$29.02	$26.19

0.55	0.81	0.79	0.67	0.61

(5.75)	(3.62)	2.66	1.40	2.83

(5.20)	(2.81)	3.45	2.07	3.44

(0.78)	(0.95)	(0.81)	(0.70)	(0.61)

$23.29	$29.27	$33.03	$30.39	$29.02

(17.16)%	(8.69)%	11.42%	7.22%	13.22%

$34,630	$46,994	$59,330	$116,888	$122,743

0.65%	0.59%	0.55%	0.55%	0.55%

0.65%	0.61%	0.57%	0.57%	0.58%

2.65%	2.62%	2.48%	2.27%	2.21%

111%	98%	85%	82%	67%

UBS U.S. Allocation Fund

Notes to financial statements

Organization and significant accounting policies
UBS U.S. Allocation Fund (the “Fund”) is a series of UBS Investment Trust (the “Trust”) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Trust was organized on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and currently has one operating series.

Currently, the Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that Class A, Class B and Class C shares each have exclusive voting rights with respect to their respective service and/or distribution plans. Class Y shares have no service or distribution plan.

As of October 1, 2007, new or additional investments into Class B shares, including investments through an automatic investment plan, are not permitted. Existing shareholders of Class B shares may: (i) continue as Class B shareholders; (ii) continue to reinvest dividends and distributions into Class B shares; and (iii) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. For Class B shares outstanding on October 1, 2007 and Class B shares acquired upon reinvestment of dividends or distributions or through exchanges, all Class B share attributes, including the associated Rule 12b-1 service plan and distribution fees, contingent deferred sales charges and conversion features will continue.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make

UBS U.S. Allocation Fund

Notes to financial statements

estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates net asset values based on the current value for its portfolio securities. The Fund normally obtains values for its securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. Securities traded in the over-the-counter (“OTC”) market and listed on The Nasdaq Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, these securities would be fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, swaps are valued at fair value as determined in good faith by or under the direction of the Board.

UBS U.S. Allocation Fund

Notes to financial statements

On September 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the value of investments.

In accordance with the requirements of FAS 157, a summary of the inputs used in determining the fair value of the Fund’s investments as of August 31, 2009 has been included near the end of the Fund’s Portfolio of investments.

In September 2008, the FASB issued FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “FSP”). The FSP amends FASB Statement No. 133 (“FAS 133”), “Accounting for Derivative Instruments and Hedging Activities”, and also amends FASB Interpretation No. 45 (“FIN 45”), “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others”. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period.

UBS U.S. Allocation Fund

Notes to financial statements

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), which changes the disclosure requirements for derivative instruments and hedging activities. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for FAS 133 hedge accounting. Accordingly, even though a fund’s investment in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of FAS 161 disclosure. FAS 161 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. FAS 161 is effective for financial statements for fiscal years and interim periods beginning after November 15, 2008. Details of this disclosure can be found below as well as in the Portfolio of investments.

At August 31, 2009, the Fund had the following derivatives (not designated as hedging instruments under SFAS No. 133):

Asset derivatives(1)

		Foreign
	Interest rate	exchange	Credit	Equity
	risk	risk	risk	risk	Total

Futures contracts	$143,021	—	—	$1,409,379	$1,552,400

Swap contracts	479,241	—	—	—	479,241

Total value	$622,262	—	—	$1,409,379	$2,031,641

(1)	Statement of assets and liabilities location: Swap contracts, at value, and Receivable for variation margin. Cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of investments. Only current day’s variation margin, if any, is reported within the Statement of assets and liabilities.

Liability derivatives(1)

		Foreign
	Interest rate	exchange	Credit	Equity
	risk	risk	risk	risk	Total

Futures contracts	$63,668	—	—	—	$63,668

(1)	Cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of investments. Only current day’s variation margin, if any, is reported within the Statement of assets and liabilities.

UBS U.S. Allocation Fund

Notes to financial statements

Transactions in derivative instruments during the year ended August 31, 2009, were as follows:

		Foreign
	Interest rate	exchange	Credit	Equity
	risk	risk	risk	risk	Total

Realized gain (loss)(1)
Futures contracts	$(2,515,000)	—	—	$(11,897,966)	$(14,412,966)

Written options	43,189	—	—	—	43,189

Swap contracts	1,424,708	—	$(1,554,202)	—	(129,494)

Total realized gain (loss)	$(1,047,103)	—	$(1,554,202)	$(11,897,966)	$(14,499,271)

Change in appreciation (depreciation)(2)
Futures contracts	$137,455	—	—	$2,701,139	$2,838,594

Written options	(56,829)	—	—	—	(56,829)

Swap contracts	631,604	—	$182,506	—	814,110

Total change in appreciation (depreciation)	$712,230	—	$182,506	$2,701,139	$3,595,875

(1)	Statement of operations location: Net realized gain (loss) on futures contracts, options written and swap contracts.
(2)	Statement of operations location: Net change in unrealized appreciation (depreciation) on futures contracts, options written and swap contracts.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may

UBS U.S. Allocation Fund

Notes to financial statements

be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Under certain circumstances, a Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date (“ex-date”). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Investing in non-US securities—Investing in non-US securities may involve more risks than investing in US securities. Investments in non-US securities may involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which US and non-US issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of Fund assets and political or social instability or diplomatic developments.

Securities of non-US issuers may not be registered with the Securities and Exchange Commission (“SEC”), and the issuers thereof may not be subject to its reporting requirements.

The Fund may invest in non-US securities by purchasing American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities.

UBS U.S. Allocation Fund

Notes to financial statements

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. Under an unsponsored arrangement, the depositary’s transaction fees are paid directly by the ADR holders.

Investment income and realized gains on certain non-US securities in which the Fund may invest may be subject to non-US withholding or other taxes that could reduce the return on the securities. Tax conventions between the United States and certain non-US countries, however, may reduce or eliminate the amount of non-US taxes to which the Fund would be subject.

Securities traded on to-be-announced basis—The Fund may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

At August 31, 2009, the Fund did not hold any TBA securities.

Option writing—The Fund may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included on the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally

UBS U.S. Allocation Fund

Notes to financial statements

received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options—The Fund may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently market to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Futures contracts—The Fund may use financial futures contracts as part of its investment strategy, for hedging purposes to adjust exposure to US and foreign markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. In addition, the Fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains. Using financial futures contracts involves various market risks. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. The maximum amount at risk from the purchase of a futures contract is the contract value or the loss of the benefit of the transaction should the counterparty default.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day, depending on the fluctuations

UBS U.S. Allocation Fund

Notes to financial statements

in the value of the underlying financial futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using financial futures contracts involves various market risks. If the Fund was unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses and would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a separate account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of the financial futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortion. The separate account for margin will be maintained at the futures counterparty and may be subject to risks or delays if the counterparty becomes insolvent.

Interest rate swap agreements—The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund. Therefore, the Fund considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Fund accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination

UBS U.S. Allocation Fund

Notes to financial statements

of swap contracts on the Statement of operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

Credit default swap agreements—Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or a credit event. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically pays full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk and credit risk.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Fund’s adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund may be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled

UBS U.S. Allocation Fund

Notes to financial statements

to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

Investment advisor and administrator
The Board has approved an Investment Advisory and Administration Contract (“Advisory Contract”), under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund is to pay UBS Global AM an investment advisory and administration fee, which is to be accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets up to $250 million and 0.45% thereafter.

UBS Global AM has agreed to permanently reduce its advisory and administration fee based on the Fund’s average daily net assets so that it is assessed as follows: $0 to $250 million – 0.50%; in excess of $250 million up to $500 million – 0.45%; in excess of $500 million up to $2 billion – 0.40%; and over $2 billion – 0.35%. Accordingly, for the year ended August 31, 2009, UBS Global AM did not waive any investment advisory and

UBS U.S. Allocation Fund

Notes to financial statements

administration fees. At August 31, 2009, the Fund owed UBS Global AM $146,023 in investment advisory and administration fees.

Effective August 1, 2009, UBS Global AM has contractually undertaken to waive fees/reimburse a portion of the Fund’s expenses, when necessary, to maintain the total annual operating expenses of Class A, Class B, Class C and Class Y shares at a level not to exceed 1.15%, 1.90%, 1.90% and 0.90%, respectively through December 31, 2010 (excluding interest expense, if any, and extraordinary expenses). The Fund will repay UBS Global AM for any such waivers/reimbursements during the following three-year period to the extent that operating expenses are otherwise below the expense caps. UBS Global AM did not waive fees/reimburse expenses during the year ended August 31, 2009.

For the year ended August 31, 2009, the Fund paid $32,162 in brokerage commissions to UBS Securities LLC., an indirect wholly owned subsidiary of UBS AG, for transactions executed on behalf of the Fund.

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended August 31, 2009, the Fund paid brokerage commissions to Morgan Stanley in the amount of $20,653. During the year ended August 31, 2009, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $12,720,770. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans
 UBS Global Asset Management (US) Inc. (“UBS Global AM—US”) is the principal underwriter of the Fund’s shares. Under separate plans of service

UBS U.S. Allocation Fund

Notes to financial statements

and/or distribution pertaining to Class A, Class B and Class C shares, the Fund pays UBS Global AM—US monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares. At August 31, 2009, the Fund owed UBS Global AM—US $130,438 for service and distribution fees.

UBS Global AM—US also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. UBS Global AM—US has informed the Fund that for the year ended August 31, 2009, it earned $19,912, $8,858, and $1,153 in initial sales and deferred sales charges on Class A, Class B and Class C shares, respectively.

Redemption fees
There is a redemption fee of 1.00% on any class of shares if an investor sells or exchanges shares less than 90 days after purchase, subject to certain exemptions as noted in the prospectus. For the year ended August 31, 2009, the Fund received $21,779 in redemption fees.

Transfer agency related services fees
UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, provides certain services pursuant to a delegation of authority from PNC Global Investment Servicing (“PNC”), the Fund’s transfer agent, and is compensated for these services by PNC, not the Fund.

For the year ended August 31, 2009, UBS Financial Services Inc. received from PNC, not the Fund, $253,830 of the total transfer agency and related services fees paid by the Fund to PNC.

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund may regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government

UBS U.S. Allocation Fund

Notes to financial statements

securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. As of November 12, 2008, State Street Bank & Trust Company is the Fund’s lending agent. Prior to November 12, 2008, UBS Securities LLC was the Fund’s lending agent. For the period September 1, 2008 through November 12, 2008, UBS Securities LLC earned $3,573 in compensation as the Fund’s lending agent. At August 31, 2009, the Fund had securities on loan having a market value of $42,208,929.

Bank line of credit
The Fund participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company (“Committed Credit Facility”), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Interest is charged to the Fund at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. The Fund did not borrow under the Committed Credit Facility during the year ended August 31, 2009.

Purchases and sales of securities
For the year ended August 31, 2009, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government securities, were $211,150,244 and $288,481,413, respectively.

For the year ended August 31, 2009, aggregate purchases and sales of US Government securities, excluding short-term securities, were $162,461,165 and $179,282,219, respectively.

Federal tax status
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

UBS U.S. Allocation Fund

Notes to financial statements

The tax character of distributions paid during the fiscal years ended August 31, 2009 and August 31, 2008 were as follows:

Distributions paid from:	2009	2008

Ordinary income	$11,079,771	$16,373,654

At August 31, 2009, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income	$7,831,326

Accumulated realized capital and other losses	(209,284,186)

Net unrealized depreciation of investments	(23,348,868)

Total accumulated deficit	$(224,801,728)

The difference between book-basis and tax-basis unrealized appreciation/ depreciation is attributable primarily to the tax deferral of losses on wash sales, return of capital adjustments from real estate investment trusts and tax treatment of futures transactions.

At August 31, 2009, the Fund had a net capital loss carryforward of $116,164,060. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and will expire as follows: $76,727,703 in 2011 and $39,436,357 in 2017. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

In accordance with US Treasury regulations, the Fund has elected to defer realized capital losses of $93,101,007 and realized currency losses of $19,119 arising after October 31, 2008. Such losses are treated for tax purposes as arising on September 1, 2009.

To reflect reclassifications arising from permanent “book/tax” differences for the year ending August 31, 2009, undistributed net investment income was increased by $331,179, and accumulated net realized loss from investment transactions was increased by $331,179. These differences are primarily due to return of capital adjustments from real estate investment trusts, reclassification of swap income, foreign currency transactions, and paydown reclasses.

As of and during the year ended August 31, 2009, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as

UBS U.S. Allocation Fund

Notes to financial statements

income tax expense in the Statement of operations. During the year ended August 31, 2009, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended August 31, 2009, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Capital contributions from investment manager
On April 17, 2008, the Fund recorded a capital contribution from UBS Global AM in the amount of $3,728. This amount was paid by UBS Global AM in connection with losses incurred due to changes in the valuation of securities.

On April 18, 2008, the Fund recorded a capital contribution from State Street Bank and Trust Co. and UBS Global AM in the amount of $25,561. Of this amount, $15,337 was paid by State Street Bank and Trust Co., and $10,224 was paid by UBS Global AM, in connection with losses incurred due to incorrect transfer agent fee accruals on Class B shares during the period September 11, 2007 through March 31, 2008.

Shares of beneficial interest
 There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Class A		Class B

For the year ended August 31, 2009:	Shares	Amount	Shares	Amount

Shares sold	520,623	$9,904,266	41,869	$776,801

Shares repurchased	(3,302,539)	(66,100,471)	(47,039)	(948,121)

Shares converted from Class B to Class A	108,713	2,312,463	(109,516)	(2,312,463)

Dividends reinvested	377,206	7,072,597	2,993	56,239

Net decrease	(2,295,997)	$(46,811,145)	(111,693)	$(2,427,544)

For the year ended August 31, 2008:

Shares sold	235,427	$7,251,582	4,809	$145,072

Shares repurchased	(3,024,039)	(91,986,202)	(130,762)	(3,934,198)

Shares converted from Class B to Class A	515,420	16,215,706	(521,781)	(16,215,706)

Dividends reinvested	327,330	10,202,854	5,464	169,430

Net decrease	(1,945,862)	$(58,316,060)	(642,270)	$(19,835,402)

UBS U.S. Allocation Fund

Notes to financial statements

	Class C		Class Y

For the year ended August 31, 2009:	Shares	Amount	Shares	Amount

Shares sold	189,971	$3,660,633	82,723	$1,573,851

Shares repurchased	(1,341,513)	(26,739,224)	(261,699)	(5,399,921)

Dividends reinvested	108,165	2,001,045	60,219	1,141,753

Net decrease	(1,043,377)	$(21,077,546)	(118,757)	$(2,684,317)

For the year ended August 31, 2008:

Shares sold	71,145	$2,115,806	68,086	$2,083,279

Shares repurchased	(1,379,873)	(41,111,148)	(308,043)	(9,440,003)

Dividends reinvested	107,102	3,281,599	48,902	1,543,833

Net decrease	(1,201,626)	$(35,713,743)	(191,055)	$(5,812,891)

Subsequent events
Subsequent events after the date of the Statement of assets and liabilities are evaluated through October 27, 2009, the date of issuance of the Fund’s financial statements. For the Fund, there were no material subsequent events that occurred between the date of the Statement of assets and liabilities through October 27, 2009 that required disclosure in the financial statements.

UBS U.S. Allocation Fund

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders of
UBS U.S. Allocation Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of UBS U.S. Allocation Fund (the sole series comprising UBS Investment Trust) (the “Fund”) as of August 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS U.S. Allocation Fund at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 27, 2009

UBS U.S. Allocation Fund

General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

UBS U.S. Allocation Fund

Tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (August 31, 2009) as to the federal tax status of distributions received by shareholders during such fiscal year. The percentage of dividends paid that qualify for the dividends received deduction for corporate shareholders is 56.45%.

For the fiscal year ended August 31, 2009, certain dividends paid by UBS U.S. Allocation Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $4,981,175 represents the maximum amount that may be considered qualified dividend income.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2009. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2010. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

UBS U.S. Allocation Fund

Board approval of investment advisory and administration agreement (unaudited)

Background—At a meeting of the board of UBS Investment Trust (the “Trust”) on July 15-16, 2009, the members of the board, including the trustees who are not “interested persons” of the Trust (“Independent Trustees”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the Investment Advisory and Administration Agreement of the Trust with respect to its series, UBS U.S. Allocation Fund (the “Fund”), with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them. The board received and considered a variety of information about UBS Global AM as well as the advisory, administrative and distribution arrangements for the Fund. The Independent Trustees discussed the materials initially provided by management prior to the scheduled board meeting. The Independent Trustees also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Advisory and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the investment advisory and administration agreement—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Advisory and Administrative Agreement during the past year. The board also considered the nature, extent and quality of administrative, distribution, and shareholder services performed by UBS Global AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund, including custody, accounting and transfer agency services. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity

UBS U.S. Allocation Fund

Board approval of investment advisory and administration agreement (unaudited)

gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Fund’s senior personnel at UBS Global AM and had previously received information regarding the person primarily responsible for the day-to-day portfolio management of the Fund and recognized that the Fund’s senior personnel at UBS Global AM report to the board regularly, some at every board meeting, and that at each regular meeting the board receives a report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it is a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $142 billion in assets under management and was part of the UBS Global Asset Management Division, which had approximately $507 billion of assets under management worldwide as of March 31, 2009. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

The board reviewed how transactions in Fund assets are effected. The board also reviewed the Fund’s brokerage policies and practices, the standards applied in seeking best execution, policies and practices regarding soft dollars, the use of a broker affiliated with UBS Global AM and the existence of quality controls applicable to brokerage allocation procedures. In addition, UBS Global AM also reported to the board on, among other things, its disaster recovery plans and portfolio manager compensation plan.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Agreement.

UBS U.S. Allocation Fund

Board approval of investment advisory and administration agreement (unaudited)

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (“Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered the written agreement between UBS Global AM and the Fund, which is separate from UBS Global AM’s investment advisory agreement with the Fund, whereby UBS Global AM has agreed to permanently reduce its management fee based on the Fund’s average daily net assets, which is discussed in more detail in the “Economies of scale” section, and considered the actual fee rate (after taking this agreement into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”).

In addition management proposed, and the Board approved, a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Fund so that the Fund’s ordinary net expenses through December 31, 2010 (excluding interest expense, if any, and extraordinary expenses) would not exceed 1.15% for Class A shares, 1.90% for Class B shares, 1.90% for Class C shares and 0.90% for Class Y shares. Management also noted that these expense caps were set at a higher level than each class’s current annual expenses but that if the Fund’s net expense ratio increased (for instance, due to a decrease in assets under management) above the level of the proposed expense caps, the Fund’s ordinary net expenses would be limited to the proposed caps.

In connection with its consideration of the Fund’s advisory fees, the board also received information on UBS Global AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted that, in general, these fees were lower than the Contractual Management Fee and Actual Management Fee for the Fund, but also noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds versus such accounts and the differences in the levels of services required by mutual funds and such accounts. The board

UBS U.S. Allocation Fund

Board approval of investment advisory and administration agreement (unaudited)

also received information on fees charged to other mutual funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee was in the first quintile and Actual Management Fee and total expenses were in the second quintile in the Fund’s Expense Group for the comparison periods utilized in the Lipper report (with the first quintile representing that 20% of the funds in the Expense group with the lowest level of fees or expenses, as applicable, and the fifth quintile representing that 20% of the funds in the Expense Group with the highest level of fees or expenses, as applicable).

Taking all of the above into consideration, the board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Investment Advisory and Administration Agreement.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2009 and (b) annualized performance information for each year in the ten-year period ended April 30, 2009. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance, including with respect to its benchmark index.

The comparative Lipper information showed that the Fund’s performance was in the fifth quintile for the one-, three-, five- and ten-year periods and the third quintile since inception (with the first quintile representing that 20% of the funds in the Performance Universe with the highest performance and the fifth quintile representing that 20% of the funds in the Performance Universe with the lowest performance). Management explained that during most of the past year, the Fund was underweight fixed-income and overweight U.S. equities when measured against its customized benchmark—the UBS U.S. Allocation Fund Index, comprised of the Russell 3000 Index, the Barclays Capital US Aggregate Index and the Merrill Lynch US High Yield Cash Pay Constrained Index. Within its

UBS U.S. Allocation Fund

Board approval of investment advisory and administration agreement (unaudited)

fixed-income component, the Fund was underweight investment grade fixed-income securities and overweight high yield securities. This positioning, both on an overall portfolio level, and within the fixed-income component, detracted from results versus its benchmark. Management also noted the more recent improved performance of the Fund in 2009 and also noted the recent change in the lead portfolio manager for the Fund. Based on its review and management’s explanation, the board concluded that the Fund’s investment performance was acceptable, but would continue to closely monitor the Fund’s performance over the upcoming year.

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM has achieved economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The board also considered whether alternative fee structures (such as breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

Although the board noted that the Fund’s Contractual Management Fee did not contain breakpoints, it recognized that the Trust had entered into an agreement with UBS Global AM, whereby UBS Global AM agreed to permanently reduce its Contractual Management Fee by utilizing breakpoints based on the Fund’s average daily net assets, thereby achieving the same effect as if the Contractual Management Fee contained breakpoints.

Generally, in light of UBS Global AM’s profitability data and the Contractual Management Fee and Actual Management Fee currently in place, the board believed that UBS Global AM’s sharing of current economies of scale with the Fund was acceptable.

UBS U.S. Allocation Fund

Board approval of investment advisory and administration agreement (unaudited)

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Agreement to continue for another year. In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Investment Advisory and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Board of Trustees & Officers
The Trust is governed by a Board of Trustees which oversees the Portfolio’s operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee’s or officer’s principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Portfolio’s Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustee

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Trust	time served	during past 5 years

Meyer Feldberg;†† 67 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Trustee	Since 1996	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Professor Feldberg is a director or trustee of 29 investment companies (consisting of 60 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics) and SAPPI, Ltd. (producer of paper) and the New York City Ballet.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Independent Trustees

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Trust	time served	during past 5 years

Richard Q. Armstrong; 74 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Trustee and Chairman of the Board of Trustees	Since 1996 (Trustee) Since 2004 (Chairman of the Board of Trustees)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).

Alan S. Bernikow; 68 207 Benedict Ave., Staten Island, NY 10314	Trustee	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 62 McLarty Associates 900 19th Street, 8th Floor Washington DC 20006	Trustee	Since 1996	Mr. Burt is a managing director of McLarty Associates (a consulting firm) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 69 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Mr. Armstrong is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee).

Mr. Burt is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., and IGT, Inc. (provides technology to gaming and wagering industry).

Mr. Garil is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Independent Trustees (concluded)

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Trust	time served	during past 5 years

Heather R. Higgins; 50 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005	Ms. Higgins is the President and Director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman), and the Philanthropy Roundtable (vice chairman). She serves on the board of the Hoover Institute (from 2001 to 2007 and since January 2009).

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Ms. Higgins is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Officers

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Joseph Allessie*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 43	Vice President and Treasurer	Since 2000 (Vice President); Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Michael J. Flook*; 44	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 51	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global AM—Americas from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 2004, secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Joanne M. Kilkeary*; 41	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is an director (since March 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 38	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Steven J. LeMire*; 40	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 47	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at JP Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Nancy D. Osborn*; 43	Vice President and Assistant Treasurer	Since 2006	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an Assistant Vice President with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Andrew Shoup*; 53	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since December 2008), Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Kai R. Sotorp**; 50	President	Since 2006	Mr. Sotorp is Head—Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Officers (concluded)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Keith A. Weller*; 48	Vice President and Assistant Secretary	Since 1996	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

†	Each trustee holds office for an indefinite term. Each trustee who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age unless the Trust’s board, including a majority of its Independent Trustees, determines to grant a waiver of the retirement policy with respect to a specified individual for a set period of time. The retirement policy has been waived with respect to Mr. Armstrong, the Chairman of the Board, until 2011. Officers are appointed by the trustees and serve at the pleasure of the Board.

††	Professor Feldberg is deemed an “interested person” of the Trust as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Portfolio may conduct transactions.

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Trustees
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter
UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© 2009 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended August 31, 2009 and August 31, 2008, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $59,700 and $57,000, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended August 31, 2009 and August 31, 2008, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,783 and $3,523, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2009 and 2008 semiannual financial statements and (2) review of the consolidated 2008 and 2007 reports on the profitability of the UBS Funds to UBS Global Asset Management (US) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended August 31, 2009 and August 31, 2008, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $15,075 and $14,650, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended August 31, 2009 and August 31, 2008, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 – with revisions through July 2008)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

. . .

2.
Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

_______________

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2009 and August 31, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2009 and August 31, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2009 and August 31, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2009 and August 31, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2009 and August 31, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2009 and August 31, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)
According to E&Y, for the fiscal year ended August 31, 2009, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)
For the fiscal years ended August 31, 2009 and August 31, 2008, the aggregate fees billed by E&Y of $2,111,263 and $1,626,543, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2009	2008

Covered Services	$18,858	$18,173
Non-Covered Services	2,092,405	1,608,370

(h)
The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by the registrant as a “Code of Conduct”) is filed herewith as Exhibit Ex-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Investment Trust

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	November 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	November 9, 2009

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	November 9, 2009